ANNUAL REPORT

October 31, 1998

INVESCO INTERNATIONAL
FUNDS, INC.

Emerging Markets

European

International Growth

Pacific Basin

International Blue Chip

No-load mutual funds
seeking opportunities
overseas.

INVESCO
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)

MARKET OVERVIEW                                                    November 1998

     As the global currency crisis spread from the Asian/Pacific Rim region to Russia and Latin America, many international investors favored world equity markets which were large and liquid, while avoiding most emerging markets. This created a huge disparity in performance between established markets in Europe and the U.S., and emerging markets around the world -- which have suffered severe capital losses over the last 12 months.

     Europe: With the planned launch of the EMU (European Economic and Monetary Union) on January 1, 1999, 11 participating countries will have a common currency called the "euro" and a single official interest rate. Those 11 countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain. In anticipation of a single uniform interest rate, commonly expected to be close to German levels, many participating nations have had to lower their interest rates as January 1, 1999, approaches. This has created a positive environment for equities, and many European stock markets have experienced significant appreciation in the last year.

     As positive as the economic environment is in Europe, there are some incipient problems on the horizon. First, unemployment in many European countries is at double-digit rates. With the prospect of slower economic growth in 1999, high unemployment may lead to social tension in many nations. Second, when Russia devalued its currency, it effectively defaulted on its external debt. European banks carried much of this debt, and, as a result of the devaluation, the financial condition of many European banks have deteriorated. However, because of the general strength in most European economies, in our estimation the overall outlook for Europe remains bright.

     Latin America: Even though there are positive signs starting to radiate out of Latin America, most of these financial markets experienced significant losses this year. With Russia devaluing the ruble, Latin American currencies have been under intense pressure. In an effort to protect their currencies, many Latin American markets implemented extreme austerity measures. Government actions included raising short-term interest rates and reducing fiscal spending, which in turn slowed economic growth. The prospects of slower growth, combined with uncertain currency markets, led many foreign investors to pull their money out of this region. Consequently, those markets suffered severe corrections.

     This was most noticeable in Brazil, which accounts for approximately 43% of Latin America's economy. Being one of the region's largest and most liquid markets, Brazil has attracted investors' attention as President Cardoso has implemented a massive privatization program -- converting public companies which enjoyed monopoly status to private, more efficient corporations. As speculation increased that Brazil's currency, the real, may be devalued, investments flowed out of Brazil, devastating the financial markets. However, with the re-election of President Cardoso, the chances of a devaluation of the real have been reduced, and we are starting to see money begin to flow back into Brazil. If Latin America can weather this storm, it has the potential for significant appreciation in the next couple of years.

   Asia/Pacific Rim: Although many Asian/Pacific Rim countries are presently in a recession, it appears that, for many of these economies, the worst of the financial crisis may be over. However, those nations that have refused to implement necessary reforms -- like Malaysia and Indonesia -- will likely continue to struggle. In fact, the Malaysian government has implemented currency controls and restrictions on foreign investments, which may hinder market growth for years.

     We are starting to see some positive signs out of this region, but Japan remains problematic. Last spring, the Japanese government passed a 16 trillion yen economic-stimulus package. But bureaucratic red tape has delayed the implementation, and the Japanese economy continues to slip deeper into a severe recession. In addition, the government's inability to properly address non-performing loans within the banking system continues to put pressure on the financial sector, limiting the chances for an economic recovery. Japan needs to find a creative way to stimulate consumer spending and corporate investment. Without meaningful reforms, the likelihood of economic growth is slim.

NEW INVESTMENT OPPORTUNITIES
    INVESCO is proud to announce the addition of a new investment opportunity for its shareholders. INVESCO International Blue Chip Fund (introduced 10/98) has joined INVESCO International Funds, Inc. (See page 6 for more detailed information on the fund.) If you have questions regarding the new fund, please feel free to call an INVESCO representative at 1-800-525-8085.

INVESCO INTERNATIONAL FUNDS, INC.
     Each of the funds is managed by a team of investment professionals specializing in various countries. A senior investment policy group determines the country-by-country allocation of the funds' assets, overall stock selection methodology, and risk control policies.

     The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO International Funds, plus reinvested dividends and capital gain distributions, for the 10-year period ended 10/31/98, or from inception through 10/31/98. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.(1)(2)

EMERGING MARKETS FUND
     INVESCO Emerging Markets Fund had a total return of -24.60% from inception (2/98) through 10/31/98, compared to -24.11% for the Morgan Stanley Capital Index-Emerging Markets Index. (Of course, past performance is not a guarantee of future results.)(1)(2)

REVIEW & OUTLOOK
A Conversation with Lead Portfolio Manager Francesco Bertoni

The last year has been a difficult time for all emerging markets. What regions or areas do you prefer?

     We have favored Latin America and Europe at the expense of Asia. The combination of low valuations and a positive earnings growth outlook have brought us to countries like Brazil and Mexico in Latin America, and Hungary, Greece, Israel, and Egypt in the European region.

When will the emerging markets start to recover?

     Although absolute tops and bottoms are difficult to predict, we believe that these markets hit bottom in the early part of September. The Russian crisis in August with the devaluation of the ruble and the default on its debt increased the risk associated with all emerging markets. This was especially true in Latin America, where Brazil's financial markets were devastated due to the perceived vulnerability of its economy -- as a result of its large deficit. However, it appears that Brazil will not devalue its currency (the real), and international assistance, through the International Monetary Fund and the U.S. government, is ready to help. If Brazil survives this crisis, it may boost all emerging markets.

                              EMERGING MARKETS FUND
                             CUMULATIVE TOTAL RETURN
                                AS OF 10/31/98(2)

                  Since inception (2/98)             -24.60%
                  ------------------------------------------

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Emerging Markets Fund to the value of a $10,000 investment in the MSCI-Emerging Markets Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

What's your near-term outlook for emerging markets?

     We believe that growth in emerging markets will slow down in 1999. However, it appears that financial markets have already priced in this scenario, and valuations are on the low end of historical measures. Presently, the risk/reward ratio favors investments in Europe and Latin America. We'll avoid Asia until more positive structural changes occur. For the patient investor with a long time horizon, emerging markets may offer significant investment potential when these economies recover.

EUROPEAN FUND
     INVESCO European Fund received the prestigious five-star rating for risk-adjusted performance by Morningstar for the overall, three-year, and five-year periods ended 10/31/98. For the 10-year period ended 10/31/98, the fund received four stars.(3)

     For the one-year period ended 10/31/98, INVESCO European Fund achieved a total return of 24.92%, compared to 19.63% for the Morgan Stanley Capital Index-AC Europe. (Of course, past performance is not a guarantee of future results.)(1)(2)

REVIEW & OUTLOOK
A Conversation with Lead Portfolio Manager Steven Chamberlain

     European markets have experienced strong performance during the last year, but witnessed extreme volatility in the last six months. Has the economic environment changed in Europe?

     Weakness in the Asian markets has resulted in higher interest rates and slower global demand, with many emerging markets entering recessions. This caused a reduction of expected GDP (Gross Domestic Product) growth for Europe in 1999. As a result, equity prices have contracted, and some of the gains produced earlier in the year have been lost. However, over the longer-term, structural changes are taking place in Europe which should create a positive backdrop for equities.

Are you still positive on the European Union and its potential?

     Yes, there are many encouraging aspects about the European Union. Although the launch of the euro will intensify competition, those companies that are versatile and can adapt will do well. Overall, the potential for accelerating earnings in Continental Europe is good, which may lead to increased share prices for selected companies.



                                  EUROPEAN FUND
                         AVERAGE ANNUALIZED TOTAL RETURN
                                AS OF 10/31/98(2)
               1 year                                     24.92%
               -------------------------------------------------
               5 years                                    16.66%
               -------------------------------------------------
               10 years                                   12.40%
               -------------------------------------------------

Graph:
     This  line  graph  represents  a  comparison  of  the  value  of a  $10,000 investment in the INVESCO European Fund to the value of a $10,000 investment in the MSCI-AC Europe Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.


What regions have performed well?

     Individual stock selection drives the performance of the fund, so country allocation is primarily a by-product of the stock selection process. During the last year, we have favored investments in Continental Europe, while being underweighted in the U.K. Many companies in Continental Europe are pursuing fast-growth strategies or focusing on increasing shareholder value -- which is a positive for security prices. In addition, countries such as Spain, Portugal, and Ireland are benefiting from robust domestic demand and falling interest rates in anticipation of the launch of the euro on January 1, 1999.

What is one of your favorite stocks for the fund?

     One stock that remains a core holding is Spain's leading fast food operator, TelePizza SA. Spanish consumption per capita for fast food is still only 6% of what per capita spending is for fast food in the U.S. -- even though Spanish demand has already increased over 150% in the last five years. With changing lifestyles, employment patterns, and demographics, we believe that this market has enormous growth potential over the next three to five years. As the market-leading fast food company in Spain, TelePizza SA is not only increasing its market share, but is also opening stores in Portugal, Poland, Mexico, and Chile.

Did the fund experience any disappointments?

     Holdings in economically sensitive sectors, such as chemicals, oils, paper, and metal stocks, were under pressure in the last six months, as economic growth rates around the world declined. But the fund had a limited exposure to these types of securities and will continue to avoid these firms until their growth prospects improve.

What's your near-term outlook?

     The world remains a difficult place for companies to operate in, competition in the market place is intensifying, and the overall outlook for global growth is uncertain. Yet there are positive factors still in place in Europe which favor equity investments:

     European companies are becoming more efficient and focusing on shareholder value.

     The chances for lower interest rates are good.

     Equity ownership in Europe is increasing as companies move away from defined compensation retirement plans to defined benefit retirement plans.

INTERNATIONAL GROWTH FUND
   For the one-year period ended 10/31/98, INVESCO International Growth Fund had a total return of -2.75%. The Morgan Stanley Capital Index-Europe/Australia/Far East had a total return of 9.95% for the same period. (The MSCI-EAFE is a weighted index of international stock market performance. Of course, past performance is not a guarantee of future results.)(1)(2)

REVIEW & OUTLOOK
A Conversation with Lead Portfolio Manager Richard Beggs

     Many foreign equity markets experienced significant losses in the last 12 months. What areas has the fund favored?

     The fund's returns were enhanced by securities in Continental Europe and the U.K., and we remain optimistic about both. In Continental Europe, positive structural changes are taking place as countries prepare for the introduction of the euro on January 1, 1999. This should create a more competitive environment and lead to accelerating earnings for selected firms. Furthermore, we believe that interest rates in Continental Europe will continue to decline, creating a positive backdrop for equities.

     We have become more positive on the U.K. equity markets in the last six months. It appears that the U.K. economy will avoid a recession in 1999, given improvements in domestic demand. In addition, the prospect for lower interest rates and weaker sterling should help the manufacturing sector, which is the backbone of the U.K. economy.

What areas have been disappointments?

     The Asian/Pacific Rim markets remain problematic, and have hindered fund performance during the last year. In fact, our view has become incrementally more negative as the year has progressed; and currently we are avoiding all Asian markets except for Australia and New Zealand. We believe that Japan has not yet implemented the necessary reforms to stimulate their economy, and the prospects for a weaker Japanese yen are good -- a weaker yen hurts dollar-denominated investments.

     Furthermore, the depth and severity of the banking crisis in the Asian/Pacific Rim region has not been fully realized. In our opinion, it will be a long and tedious process to re-capitalize these banks, and prospects for growth in these economies in the next one to two years are minimal.


                            INTERNATIONAL GROWTH FUND
                         AVERAGE ANNUALIZED TOTAL RETURN
                                AS OF 10/31/98(2)
               1 year                                     -2.75%
               -------------------------------------------------
               5 years                                     3.67%
               -------------------------------------------------
               10 years                                    3.87%
               -------------------------------------------------

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the INVESCO International Growth Fund to the value of a $10,000 investment in the MSCI-Europe/Australia/Far East Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.


What's one of the your favorite stocks?

     I like Mannesmann AG. It's a leading fully integrated telecom operator in Europe, focusing on three of the largest markets in Europe -- Germany, France, and Italy. This market still has low penetration by European standards, and subscriber growth remains robust. We believe there is considerable upside to analyst forecasts, as penetration growth will be higher than expected, which may lead to accelerating revenues and earnings. What's your near-term outlook?

     We believe that we are not through the woods yet, and that the global credit crunch remains a problem in most markets. Emerging market debt still needs to be restructured, and the losses suffered at hedge funds need to be realized on many balance sheets. This could lead to still more volatility in the world financial markets, and we will remain cautious with our investment approach until some of these issues are worked out.

PACIFIC BASIN FUND
     For the one-year period ended 10/31/98, INVESCO Pacific Basin Fund had a total return of -28.68%, compared to a total return of -13.70% for the Morgan Stanley Capital Index-Pacific. (The MSCI-Pacific is an unmanaged, weighted index of Far Eastern stock markets. Of course, past performance is not a guarantee of future results.)(1)(2)

                               PACIFIC BASIN FUND
                         AVERAGE ANNUALIZED TOTAL RETURN
                                AS OF 10/31/98(2)
               1 year                                    -28.68%
               -------------------------------------------------
               5 years                                   -10.50%
               -------------------------------------------------
               10 years                                   -2.91%
               -------------------------------------------------

REVIEW & OUTLOOK
A Conversation with Managing Director & Chief Investment Officer of INVESCO Asia Limited, Anna Tong

What regions or countries have you favored in the last 12 months?

     During the last year, the fund has increased its weighting towards countries that are the least directly affected by the problems associated with the on-going financial crisis, with Australia being our favorite country. Although we have seen some deterioration in Australia's trade balance, its economy is still benefiting from strong domestic demand and a sound banking sector. Furthermore, the Reserve Bank of Australia has been accommodative in growing the money supply, and inflation remains benign. However, during the last 12 months, there have been limited places to hide during the financial crisis, and all Asian/Pacific Rim financial markets have suffered.

Are we starting to see some positive signs out of the Asian/Pacific Rim region?

     Asian economies are starting to make progress on many fronts, although the global economic and capital markets are probably not constructive for a sustained recovery at the present time. However, there are bright spots:

     First, we are witnessing a rebuilding of savings and current account surpluses. This has begun to add liquidity to these economies and enhances their ability to pay down the external debt, supporting their currencies.

     Second, necessary banking reforms are being implemented in some countries, which will eventually support capital formation and improve the chances for a sustained recovery.

Graph:
     This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Pacific Basin Fund to the value of a $10,000 investment in the MSCI-Pacific Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 10/31/98.

What country has produced the biggest disappointment?

     Without a doubt, Malaysia has been the greatest disappointment in the region. Malaysia entered the financial crisis with some of the most credible economic policies and lower exposure to foreign debt compared to its neighbors. However, the inability of the Malaysian government to accept the severity of the financial crisis caused misguided responses and eventually the implementation of currency controls. Malaysia is now in desperate need of monetary discipline and a substantive solution to its bad loan problems. In addition, it appears that Prime Minister Mahathir Mohamad is unwilling to make the necessary structural changes to Malaysia's economy, and social unrest is increasing.

What effect does Japan have?

     Being the largest capital provider in the Asian/Pacific Rim region, a strong Japan would definitely be beneficial to the recovery of Asian economies. If Japan can stimulate domestic spending and ignite its economy, then other countries in the region would respond to improved external demand and more available credit. However, Japan has been slow with necessary reforms, and their financial markets remain in a severe bear market, which has lasted the better part of seven years.

What's your outlook and strategy for the near future?

     We will remain cautious with the fund's investments for the near future. There are two things that remain a concern for us, and most likely will take some time to reverse:

   Although the banking industry has made some progress, there still remains the enormous problem of bad loans and under-capitalized balance sheets. The process of re-capitalizing the banking sector will be a long and tedious one, and liquidity within the region will remain scarce.

     Decreased external demand for Asian products remains problematic due to an expected slowdown in the industrial countries, and the relative strength of the yen is compounding Japan's deflationary problems. Japan needs to jump-start its economy before any meaningful recovery will take place in Asian economies.

     With these thoughts in mind, we're still conservative in our investment approach. However, when these economies start to recover, Asian financial markets will have significant upside potential because security prices are at incredibly depressed levels compared to historical valuations.

INTERNATIONAL BLUE CHIP FUND
REVIEW & OUTLOOK
A Conversation with Co-Portfolio Manager John Rogers

     International Blue Chip Fund commenced investment operations on October 28, 1998. What is the fund's investment discipline?

     We use a bottom-up approach to stock picking, with a strong emphasis on risk control. Our investment team screens approximately 2,000 international stocks on a quantitative basis, reducing the number of attractive securities to roughly 350. Then we leverage our international expertise by using INVESCO's global network of portfolio managers and analysts to help with the fundamental research. From this research, we find the most attractive 150 securities, and select approximately 50 stocks that we believe are the most attractive.

     We favor companies with solid management teams, consistent financial performance, conservative balance sheets, and companies which produce a strong return on equity.

What is an international blue chip company?

     These are large, well-established companies, with proven track records, that are primarily located overseas. Over half the world's capitalization is found outside the U.S., so there are significant opportunities for investment in foreign markets. Many have significantly outperformed the U.S. market over long periods of time.

Where can the fund invest?

     The fund will seek companies with proven track records whose primary markets are outside the U.S. For the most part, the fund will primarily invest in the larger, more liquid foreign financial markets.

What's your near-term outlook?

     The volatility in the global financial markets last summer reduced much of the speculative excess in international markets seen earlier this year. With prospects for lower interest rates globally, the outlook for equities in foreign markets appear bright. However, day-to-day volatility may remain extreme over the next three to six months.


     (1) The MSCI-EAFE, MSCI-AC Europe, MSCI-Pacific, and MSCI-Emerging Markets are unmanaged indexes of common stocks considered to be representative of the overall international, European, Pacific Basin, and emerging securities markets, respectively.

     (2) Total return assumes reinvestment of dividends and capital gain distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

     (3) Morningstar proprietary rankings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated for the fund's three-, five-, and 10-year average annual returns (based on available track records) in excess of 90 day Treasury bill returns. The top 10% of funds in an investment category receive 5 stars; the next 22.5%, 4 stars. As of 10/31/98, European Fund received 5 stars among 839 funds in the international equity fund category for the 3-year period, 5 stars among 373 for the 5-year, and 4 stars among 109 for the 10-year.


Ten Largest Common Stock Holdings
October 31, 1998

Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
Formosa Fund IDR Representing Registered Shrs                                                  $          36,000
New Taipei Fund Ltd                                                                                       33,308
Telefonica de Argentina SA Sponsored ADR Representing 10 Class B Shrs                                     28,103
Telefonos de Mexico SA de CV Sponsored ADR Representing 20 Series L Shrs                                  26,406
Magyar Tavkozlesi Rt Sponsored ADR Representing 5 Ord Shrs                                                24,187
MOL Magyar Olaj-es Gazipari Rt Regulation S Sponsored GDR Representing Ord Shrs                           23,730
Huaneng Power International Sponsored ADR Representing 40 Ord Shrs                                        22,000
Videsh Sanchar Nigam Ltd Regulation S GDR Representing 1/2 Ord Shr                                        21,945
South African Breweries Ltd                                                                               21,333
Liberty Life Association of Africa Ltd                                                                    19,320

European Fund
Mannesmann AG                                                                                  $      23,620,336
TNT Post Group NV                                                                                     20,078,171
TelePizza SA                                                                                          19,476,332
MobilCom AG                                                                                           17,638,893
Banca di Roma SpA                                                                                     17,457,653
Vodafone Group PLC                                                                                    16,077,120
Orange PLC                                                                                            14,785,062
Glaxo Wellcome PLC                                                                                    13,831,682
Telefonica SA                                                                                         11,758,654
Roche Holding AG Non-Voting Shrs                                                                      11,667,405

International Blue Chip Fund
Portugal Telecom SA Sponsored ADR Representing Ord Shrs                                        $          94,500
Louis Vuitton Moet Hennessy                                                                               92,676
HSBC Holdings PLC                                                                                         91,104
Novartis AG Registered Shrs                                                                               90,090
Kyocera Corp                                                                                              88,389
Norsk Hydro A/S Sponsored ADR Representing Ord Shrs                                                       86,875
Yacimientos Petroliferos Fiscades SA Sponsored ADR Representing Class D Shrs                              86,812
Nintendo Co Ltd                                                                                           84,613
BASF AG                                                                                                   84,410
Philips Electronics NV New York Registered Shrs Representing Ord Shrs                                     82,312


Description                                                                                                Value
----------------------------------------------------------------------------------------------------------------
International Growth Fund
SmithKline Beecham PLC                                                                         $       1,356,085
Lloyds TSB Group PLC                                                                                   1,047,357
Nestle SA Registered Shrs                                                                                957,023
Novartis AG Registered Shrs                                                                              900,901
National Australia Bank Ltd                                                                              870,722
Telecom Italia Mobile SpA                                                                                860,750
Mannesmann AG                                                                                            803,780
TNT Post Group NV                                                                                        779,033
Vodafone Group PLC                                                                                       704,714
Unicredito Italiano SpA                                                                                  703,678

Pacific Basin Fund
Telstra Corp Ltd Installment Receipts                                                          $       1,896,770
Brambles Industries Ltd                                                                                1,419,373
National Australia Bank Ltd                                                                            1,319,276
Australia & New Zealand Banking Group Ltd                                                              1,252,690
Toyota Motor                                                                                           1,201,407
Bridgestone Corp                                                                                       1,100,575
AMP Ltd                                                                                                1,006,760
NTT Mobile Communication Network                                                                         975,457
Toshiba Corp                                                                                             938,814
Commonwealth Bank of Australia                                                                           928,316

Composition of holdings is subject to change.

Statement of Investment Securities
October 31, 1998
----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
63.30  COMMON STOCKS
4.26   ARGENTINA
       Banco de Galicia y Buenos Aires SA de CV                              BK           4,400     $     18,926
       Telefonica de Argentina SA Sponsored ADR Representing 10 Class B Shrs TN             850           28,103
----------------------------------------------------------------------------------------------------------------
                                                                                                          47,029
----------------------------------------------------------------------------------------------------------------
1.74   BRAZIL
       Cia de Saneamento Basico do Estado de Sao Paulo                       UW         170,392           13,572
       Cia Paranaense de Energia-Copel                                       EU         900,000            5,583
----------------------------------------------------------------------------------------------------------------
                                                                                                          19,155
----------------------------------------------------------------------------------------------------------------
3.02   CAYMAN ISLANDS
       New Taipei Fund Ltd(a)                                                FN           1,800           33,308
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
2.11   CHILE
       Enersis SA Sponsored ADR Representing 50 Ord Shrs                     EU             400     $      8,350
       Sociedad Quimica y Minera de Chile SA Sponsored ADR
        Representing 10 Series B Shrs                                        CH             450           14,962
----------------------------------------------------------------------------------------------------------------
                                                                                                          23,312
----------------------------------------------------------------------------------------------------------------
1.99   CHINA
       Huaneng Power International Sponsored ADR Representing 40 Ord Shr(a)  EU           1,600           22,000
----------------------------------------------------------------------------------------------------------------
5.33   EGYPT
       Al-Ahram Beverages SAE Regulation S GDR Representing 1/2 Ord Shr(h)   BV             600           16,560
       Misr International Bank Regulation S GDR Representing 1/2 Ord Shr(h)  BK           1,800           16,830
       Paints & Chemical Industries SAE Regulation S GDR Representing
           1/3 Ord Shr(a)(h)                                                 CH           1,200           10,920
       Suez Cement Regulation S Sponsored GDR Representing Ord Shrs(h)       BD           1,000           14,550
----------------------------------------------------------------------------------------------------------------
                                                                                                          58,860
----------------------------------------------------------------------------------------------------------------
3.94   GREECE
       Alpha Credit Bank                                                     BK             180           14,383
       Hellenic Telecommunication Organization SA                            TL             700           15,913
       STET-Hellas Telecommunications SA ADR Representing Ord Shrs(a)        TL             500           13,125
----------------------------------------------------------------------------------------------------------------
                                                                                                          43,421
----------------------------------------------------------------------------------------------------------------
1.03   HONG KONG
       Road King Infrastructure Ltd                                          EC          16,000           11,361
----------------------------------------------------------------------------------------------------------------
4.34   HUNGARY
       MOL Magyar Olaj-es Gazipari Rt Regulation S Sponsored GDR
        Representing Ord Shrs(h)                                             OG           1,050           23,730
       Magyar Tavkozlesi Rt Sponsored ADR Representing 5 Ord Shrs            TN             900           24,187
----------------------------------------------------------------------------------------------------------------
                                                                                                          47,917
----------------------------------------------------------------------------------------------------------------
5.94   INDIA
       Bajaj Auto Ltd Sponsored GDR Representing Ord Shrs                    AM             800           13,200
       Hindalco Industries Ltd Sponsored GDR Representing Ord Shrs           AL           1,250           14,656
       ITC Ltd GDR Representing Ord Shrs                                     TO             425            8,309
       Mahanagar Telephone Nigam Ltd Sponsored GDR Representing 2 Ord Shrs   TL             700            7,420
       Videsh Sanchar Nigam Ltd Regulation S Sponsored GDR Representing
           1/2 Ord Shr(h)                                                    TL           2,100           21,945
----------------------------------------------------------------------------------------------------------------
                                                                                                          65,530
----------------------------------------------------------------------------------------------------------------
3.12   ISRAEL
       Bank Leumi Le-Israel                                                  BK           5,000            6,368
       Blue Square-Israel Ltd Sponsored ADR Representing Ord Shrs            RT           1,100           14,162
       Makhteshim-Agan Industries(a)                                         CH           7,854           13,895
----------------------------------------------------------------------------------------------------------------
                                                                                                          34,425

----------------------------------------------------------------------------------------------------------------
9.73   MEXICO
       Cemex SA de CV Series B Shrs                                          BD           6,000           16,300
       Corporacion Geo SA de CV Series B Shrs(a)                             HB           2,300            4,022
       Grupo Carso SA de CV Series A-1 Shrs                                  CG           4,300           14,825
       Grupo Financiero Banamex Accival SA de CV Series B Shrs(a)            BK          12,200           12,269
       Panamerican Beverages Class A                                         BV             900           18,225
       Telefonos de Mexico SA Class L Sponsored ADR Representing
            20 Series L Shrs                                                 TN             500           26,406
       Tubos de Acero de Mexico SA Sponsored ADR Representing Cmn Shrs       IS           1,800           15,300
----------------------------------------------------------------------------------------------------------------
                                                                                                         107,347
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
1.06   PERU
       Telefonica del Peru SA Sponsored ADR Representing 10 Class B Shrs     TN             900     $     11,700
----------------------------------------------------------------------------------------------------------------
1.38   POLAND
       BIG Bank Gdanski SA Regulation S GDR Representing 15 Ord Shrs(h)      BK             400            6,320
       Kredyt Bank SA Regulation S Sponsored GDR Representing
           5 Ord Shrs(a)(h)                                                  BK             450            8,887
----------------------------------------------------------------------------------------------------------------
                                                                                                          15,207
----------------------------------------------------------------------------------------------------------------
0.77   RUSSIA
       Surgutneftegaz Sponsored ADR Representing 50 Ord Shrs                 OG           4,500            8,437
----------------------------------------------------------------------------------------------------------------
6.56   SOUTH AFRICA
       Anglo American Platinum Ltd                                           GP           1,000           15,152
       Liberty Life Association of Africa Ltd                                IN           1,129           19,320
       Rembrandt Group Ltd                                                   FN           2,500           16,622
       South African Breweries Ltd                                           BV           1,100           21,333
----------------------------------------------------------------------------------------------------------------
                                                                                                          72,427
----------------------------------------------------------------------------------------------------------------
1.62   SOUTH KOREA
       Samsung Electronics Regulation S Sponsored GDR Representing
           1/2 Ord Shr(h)                                                    EE             800           17,880
----------------------------------------------------------------------------------------------------------------
3.26   TAIWAN
       Formosa Fund IDR Representing Registered Shrs(a)                      IC               4           36,000
----------------------------------------------------------------------------------------------------------------
2.10   TURKEY
       KOC Holding AS                                                        MY         140,000           12,882
       Turkiye Is Bankasi Series C Shrs                                      BK         375,000           10,286
----------------------------------------------------------------------------------------------------------------
                                                                                                          23,168
----------------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS (Cost $878,037)                                                               698,484
----------------------------------------------------------------------------------------------------------------



12.87  PREFERRED STOCKS
12.87  BRAZIL
       Centrais Eletricas de Santa Catarina SA, Series B, Pfd                EU          13,000            7,084
       Cia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored
        ADR Representing 1,000 Pfd Shrs                                      RT             700           11,287
       Cia Energetica de Minas Gerais Sponsored ADR
        Representing 1,000 Non-Voting Pfd Shrs                               EU             819           15,929
        Representing 1,000 Pfd Shrs                                          EU             400            7,780
       Cia Energetica do Ceara Coelce, Series A, Pfd                         EU       5,500,000            9,452
       Cia Paranaense de Energia-Copel Sponsored ADR Representing
        1,000 Series B, Pfd Shrs                                             EU           1,000            7,750
       Petroleo Brasileiro SA, Pfd                                           OG         172,000           21,629
       Telecomunicacoes Brasileiras SA, Sponsored ADR Representing
           1,000 Pfd Shrs                                                    TN             680           51,638
       Telecomunicacoes de Sao Paulo SA, Pfd                                 TN          57,000            9,461
----------------------------------------------------------------------------------------------------------------
       TOTAL PREFERRED STOCKS (Cost $221,201)                                                            142,010
----------------------------------------------------------------------------------------------------------------
4.89   OTHER SECURITIES
2.74   KOREA
       Merrill Lynch International & Co DV KOSPI 200 Index Low Exercise Price
           Call Warrants (Expires 9/9/1999)(g)                               SV           9,000          30,242
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
2.15   MEXICO
       Controladora Comercial Mexicana SA de CV GDR Representing 20 Linked
          BC Units (Each unit consists of 3 Series B shrs and one
          Series C Shr)                                                      RT             850       $   10,625
       Fomento Economico Mexicano SA de CV Sponsored ADR Representing 10
        Units (Each unit consists of 10 Series B shrs, 20 Series D-B shrs
        and 20 Series D-L shrs)                                              BV             500           13,031
----------------------------------------------------------------------------------------------------------------
                                                                                                          23,656
----------------------------------------------------------------------------------------------------------------
       TOTAL OTHER SECURITIES (Cost $63,594)                                                              53,898
----------------------------------------------------------------------------------------------------------------
18.94  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
18.94  UNITED STATES
       Repurchase Agreement with State Street dated 10/30/1998 due 11/2/1998 at 5.350%, repurchased at $209,093 (Collateralized by US Treasury
           Bonds due 11/15/2015 at 9.875%, value $218,748)(Cost $209,000)    RA    $    209,000          209,000
----------------------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,371,832)
       (Cost for Income Tax Purposes $1,346,964)                                                    $  1,103,392
================================================================================================================


European Fund
89.67  COMMON STOCKS & WARRANTS
1.37   DENMARK
       Falck A/S                                                             AF          50,000     $  3,891,298
       William Demant Holding A/S                                            HC          90,000        5,074,570
----------------------------------------------------------------------------------------------------------------
                                                                                                       8,965,868
----------------------------------------------------------------------------------------------------------------
2.91   FINLAND
       Helsingin Puhelin OYJ Series E Shrs                                   TN         152,536        8,355,649
       Nokia OYJ Series A Shrs                                               CM          85,000        7,734,941
       Raisio Group PLC                                                      FD         225,000        3,036,618
----------------------------------------------------------------------------------------------------------------
                                                                                                      19,127,208
----------------------------------------------------------------------------------------------------------------
9.74   FRANCE
       Alcatel Alsthom                                                       CM          30,000        3,341,731
       AXA                                                                   IN          85,000        9,605,902
       Banque Nationale de Paris                                             BK          25,000        1,583,138
       Cap Gemini SA                                                         CO          45,000        6,761,742
       Carrefour SA                                                          RT          12,500        8,295,843
       Dassault Systemes SA                                                  CO         262,100        9,999,136
       France Telecom SA                                                     TL          75,000        5,229,890
       Pinault-Printemps-Redoute SA                                          RT          65,000       10,878,172
       Promodes Group                                                        RT          13,000        8,185,532
----------------------------------------------------------------------------------------------------------------
                                                                                                      63,881,086
----------------------------------------------------------------------------------------------------------------
8.45   GERMANY
       Daimler-Benz AG                                                       AM          75,000        5,819,044
       HypoVereinsbank                                                       BK         105,000        8,336,855
       Mannesmann AG                                                         MY         240,000       23,620,336
       MobilCom AG                                                           TC          60,735       17,638,893
----------------------------------------------------------------------------------------------------------------
                                                                                                      55,415,128
----------------------------------------------------------------------------------------------------------------
0.40   GREECE
       STET Hellas Telecommunications SA ADR Representing Ord Shrs(a)        TL         100,000        2,625,000
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
2.09   IRELAND
       Bank of Ireland PLC                                                   BK         550,000     $ 10,113,513
       CBT Group PLC Sponsored ADR Representing Ord Shrs(a)                  CO         300,000        3,581,250
----------------------------------------------------------------------------------------------------------------
                                                                                                      13,694,763



----------------------------------------------------------------------------------------------------------------
8.07   ITALY
       Banca di Roma SpA(a)                                                  BK      10,000,000       17,457,653
       Istituto Nazionale delle Assicurazioni                                IN       2,500,000        6,889,974
       Telecom Italia Mobile SpA Savings Shrs                                TC       2,700,000        9,575,462
       Telecom Italia SpA Savings Shrs                                       TN       1,650,000        8,319,243
       Unicredito Italiano SpA                                               BK       2,000,000       10,743,171
----------------------------------------------------------------------------------------------------------------
                                                                                                      52,985,503
----------------------------------------------------------------------------------------------------------------
0.79   LUXEMBOURG
       Safra Republic Holdings SA                                            IV         100,000        5,200,000
----------------------------------------------------------------------------------------------------------------
5.36   NETHERLANDS
       Equant NV(a)                                                          CO         225,000        9,749,865
       ING Groep NV                                                          IN         110,000        5,324,196
       TNT Post Group NV                                                     AF         750,000       20,078,171
----------------------------------------------------------------------------------------------------------------
                                                                                                      35,152,232
----------------------------------------------------------------------------------------------------------------
1.76   NORWAY
       Tomra Systems A/S A                                                   MY         411,398       11,551,421
----------------------------------------------------------------------------------------------------------------
3.36   PORTUGAL
       Banco Comercial Portugues SA Registered Shrs                          BK         319,497       10,010,335
       M Accoes Portugal Closed End Fund(a)                                  IV          90,000        2,279,622
       Portugal Telecom SA Registered Shrs                                   TN          50,000        2,370,924
       Telecel-Comunicacoes Pessoais SA                                      TL          40,000        7,374,901
----------------------------------------------------------------------------------------------------------------
                                                                                                      22,035,782
----------------------------------------------------------------------------------------------------------------
6.43   SPAIN
       Banco Bilbao Vizcaya SA Registered Shrs                               BK         330,000        4,443,027
       Corporacion Bancaria de Espana SA Registered Shrs                     BK         300,000        6,515,731
       Telefonica SA                                                         TN         260,909       11,758,654
       TelePizza SA(a)                                                       RS       2,390,000       19,476,332
----------------------------------------------------------------------------------------------------------------
                                                                                                      42,193,744
----------------------------------------------------------------------------------------------------------------
4.23   SWEDEN
       Assa Abloy AB Series B Shrs                                           MG         208,190        8,282,751
       NetCom Systems AB Series B Shrs(a)                                    TL          90,000        3,373,374
       Nordbanken Holding AB                                                 BK         500,000        2,993,437
       Skandia Forsakrings AB                                                IN         500,000        6,364,253
       Telefonaktiebolaget LM Ericsson Series B Shrs                         CM         300,000        6,754,423
----------------------------------------------------------------------------------------------------------------
                                                                                                      27,768,238
----------------------------------------------------------------------------------------------------------------
9.05   SWITZERLAND
       Adecco SA Bearer Shrs                                                 SV          20,757        8,277,049
       Nestle SA Registered Shrs                                             FD           4,500        9,570,226
       Novartis AG Registered Shrs                                           HD           6,000       10,810,811
       Roche Holding AG Non-Voting Shrs                                      HD           1,000       11,667,405
       Swiss Bank Warrants (Exp 2001)(a)                                     BK         400,000        2,363,019
       UBS AG Registered Shrs                                                BK          35,000        9,601,610
       Valora Holding AG Registered Shrs                                     RS          15,000        4,037,439
----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
       Zurich Allied AG Registered Shrs                                      IN           5,000     $  3,038,694
----------------------------------------------------------------------------------------------------------------
                                                                                                      59,366,253
----------------------------------------------------------------------------------------------------------------
25.58  UNITED KINGDOM
       Abbey National PLC                                                    FN         340,000        6,616,405
       Arsenal Football Club PLC(a)                                          ET             226        1,097,598
       British Petroleum PLC                                                 OG         705,050       10,355,153
       Compass Group PLC                                                     SV         900,000        9,118,741
       Cortecs PLC(a)                                                        HD         231,554          139,602
       Esat Telecom Group PLC Sponsored ADR Representing 2 Ord Shrs(a)       TL         151,400        4,579,850
       General Electric PLC                                                  MG          24,000          191,921
       Glaxo Wellcome PLC                                                    HD         445,000       13,831,682
       Lloyds TSB Group PLC                                                  BK         325,000        4,014,047
       Manchester United PLC                                                 ET       3,000,000       10,877,177
       Misys PLC                                                             CO         885,710        6,215,021
       National Power PLC                                                    EU         900,000        7,822,524
       National Westminster Bank PLC                                         BK         650,000       10,983,520
       Orange PLC(a)                                                         TC       1,589,286       14,785,062
       Prudential Corp PLC                                                   IN         250,000        3,253,105
       Royal & Sun Alliance Insurance Group PLC                              IN         750,000        6,870,457
       Sage Group PLC                                                        CO         500,000       10,927,417
       Sainsbury (J) PLC                                                     RT         850,000        7,516,054
       SEMA Group PLC                                                        CO         553,712        4,488,139
       SmithKline Beecham PLC                                                HD         850,000       10,633,508
       Tottenham Hotspur PLC                                                 ET         500,000          552,651
       Vodafone Group PLC                                                    TC       1,200,000       16,077,120
       Zeneca Group PLC                                                      HD         180,000        6,915,171
----------------------------------------------------------------------------------------------------------------
                                                                                                     167,861,925
----------------------------------------------------------------------------------------------------------------
0.08   UNITED STATES
       OXiGENE Inc(a)                                                        HD         100,000          500,000
----------------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS & WARRANTS (Cost $517,721,601)                                            588,324,151
----------------------------------------------------------------------------------------------------------------
4.57   PREFERRED STOCKS
4.57   GERMANY
       Fresenius AG, Non-Voting Pfd                                          HC          50,333        8,630,946
       Marschollek, Lautenschlaeger und Partner AG, Non-Voting Pfd           IN          10,600        5,408,163
       Porsche AG, Non-Voting Pfd                                            AM           3,500        6,191,885
       SAP AG, Non-Voting Pfd                                                CO          20,000        9,745,200
----------------------------------------------------------------------------------------------------------------
       TOTAL PREFERRED STOCKS (Cost $26,830,711)                                                      29,976,194
----------------------------------------------------------------------------------------------------------------
5.76   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
5.76   UNITED STATES
       Repurchase Agreement with State Street dated 10/30/1998 due 11/2/1998 at
        5.350%, repurchased at $37,843,865 (Collateralized by US Treasury Bonds
        due 11/15/2015 at 9.875%, value $38,499,669) (Cost $37,827,000)      RA    $ 37,827,000       37,827,000
----------------------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $582,379,312)
       (Cost for Income Tax Purposes $584,299,822)                                                  $656,127,345
================================================================================================================



----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
International Blue Chip Fund
35.45  COMMON STOCKS
0.87   ARGENTINA
       Yacimientos Petroliferos Fiscades SA Sponsored ADR Representing
           Class D Shrs                                                      OG          3,000        $   86,812
----------------------------------------------------------------------------------------------------------------
2.24   AUSTRALIA
       National Australia Bank Ltd                                           BK           6,000           79,157
       News Corp Ltd                                                         PB          10,000           68,017
       Rio Tinto Ltd                                                         GP           6,000           74,739
----------------------------------------------------------------------------------------------------------------
                                                                                                         221,913
----------------------------------------------------------------------------------------------------------------
1.27   DENMARK
       Den Danske Bank Group                                                 BK             500           67,899
       Novo-Nordisk A/S Sponsored ADR Representing 1/2 Class B Shr           HD           1,000           58,062
----------------------------------------------------------------------------------------------------------------
                                                                                                         125,961
----------------------------------------------------------------------------------------------------------------
2.88   FRANCE
       AXA Sponsored ADR Representing 1/2 Shr                                IN           1,000           56,875
       Credit Commercial de France                                           BK           1,000           70,218
       Louis Vuitton Moet Hennessy                                           BV             500           92,676
       Societe Generale Series A                                             BK             500           66,133
----------------------------------------------------------------------------------------------------------------
                                                                                                         285,902
----------------------------------------------------------------------------------------------------------------
2.86   GERMANY
       BASF AG                                                               CH           2,000           84,410
       Bayer AG                                                              CH           2,000           80,606
       Deutsche Bank AG                                                      BK           1,000           64,636
       RWE AG                                                                MG           1,000           54,221
----------------------------------------------------------------------------------------------------------------
                                                                                                         283,873
----------------------------------------------------------------------------------------------------------------

2.62   ITALY
       Ente Nazionale Idrocarburi SpA                                        OG          10,000           59,515
       Istituto Mobiliare Italiano SpA Sponsored ADR Representing 3 Shrs     BK           1,500           69,563
       Telecom Italia Mobile SpA                                             TC          10,000           58,080
       Telecom Italia SpA Sponsored ADR Representing 10 Ord Shrs             TN           1,000           72,625
----------------------------------------------------------------------------------------------------------------
                                                                                                         259,783


----------------------------------------------------------------------------------------------------------------
6.10   JAPAN
       Canon Inc Sponsored ADR Representing Ord Shrs                         OE           3,000           57,750
       Daiichi Pharmaceutical Ltd                                            HD           4,000           66,764
       Fuji Photo Film                                                       PI           2,000           73,286
       Hitachi Ltd Sponsored ADR Representing 10 Shrs                        EE           1,000           51,000
       Honda Motor Ltd Sponsored ADR Representing 2 Ord Shrs                 AM           1,000           61,375
       Kirin Brewery Ltd                                                     BV           5,000           54,492
       Kyocera Corp                                                          EL           2,000           88,389
       Murata Manufacturing Ltd                                              EE           2,000           67,450
       Nintendo Co Ltd                                                       TY           1,000           84,613
----------------------------------------------------------------------------------------------------------------
                                                                                                         605,119
----------------------------------------------------------------------------------------------------------------
0.53   MEXICO
       Telefonos de Mexico SA Class L Sponsored ADR Representing
           20 Series L Shrs                                                  TN           1,000           52,813
----------------------------------------------------------------------------------------------------------------
3.10   NETHERLANDS
       Akzo Nobel NV                                                         HD           2,000           77,743
       ING Groep NV                                                          IN           1,500           72,603
       Philips Electronics NV New York Registered Shrs Representing Ord Shrs HF           1,500           82,312
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
       Unilever NV New York Registered Shrs                                  FD           1,000     $     75,250
----------------------------------------------------------------------------------------------------------------
                                                                                                         307,908
----------------------------------------------------------------------------------------------------------------
0.87   NORWAY
       Norsk Hydro A/S Sponsored ADR Representing Ord Shrs                   OG           2,000           86,875
----------------------------------------------------------------------------------------------------------------
0.95   PORTUGAL
       Portugal Telecom SA Sponsored ADR Representing Ord Shrs               TN           2,000           94,500
----------------------------------------------------------------------------------------------------------------
2.14   SPAIN
       Banco Popular Espanol SA                                              BK           1,000           61,650
       Endesa SA                                                             EU           3,000           75,468
       Repsol SA Sponsored ADR Representing Ord Shrs                         OG           1,500           75,000
----------------------------------------------------------------------------------------------------------------
                                                                                                         212,118
----------------------------------------------------------------------------------------------------------------
1.48   SWEDEN
       Astra AB Sponsored ADR Representing Series A Shrs                     HD           5,000           82,188
       Volvo AB Series B                                                     AM           3,000           64,666
----------------------------------------------------------------------------------------------------------------
                                                                                                         146,854



----------------------------------------------------------------------------------------------------------------
1.66   SWITZERLAND
       Nestle SA Registered Shrs                                             FD              35           74,435
       Novartis AG Registered Shrs                                           HD              50           90,090
----------------------------------------------------------------------------------------------------------------
                                                                                                         164,525
----------------------------------------------------------------------------------------------------------------
5.88   UNITED KINGDOM
       Associated British Foods PLC                                          FD           7,000           65,648
       British Airways PLC Sponsored ADR Representing 10 Ord Shrs            AR           1,000           75,625
       HSBC Holdings PLC                                                     BK           4,000           91,104
       Marks & Spencer PLC                                                   RT          10,000           74,105
       PowerGen PLC                                                          EU           5,000           70,756
       Scottish Power PLC                                                    EU           7,000           68,931
       Shell Transport & Trading PLC Sponsored ADR Representing Ord Shrs     OG           2,000           73,500
       SmithKline Beecham PLC Sponsored ADR Representing 5 Ord Shrs          HD           1,000           63,750
----------------------------------------------------------------------------------------------------------------
                                                                                                         583,419
----------------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS (Cost $3,511,175)                                                           3,518,375
----------------------------------------------------------------------------------------------------------------
64.55  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
64.55  UNITED STATES
       Repurchase Agreement with State Street dated 10/30/1998 due 11/2/1998 at 5.350%, repurchased at $6,408,856 (Collateralized by US Treasury
        Bonds due 11/15/2015 at 9.875%, value $6,523,381) (Cost $6,406,000)  RA    $  6,406,000        6,406,000
----------------------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $9,917,175)(d)                                                                         $  9,924,375
================================================================================================================
International Growth Fund
75.24  COMMON STOCKS
4.55   AUSTRALIA
       Foster's Brewing Group Ltd                                            BV         215,000     $    525,812
       National Australia Bank Ltd                                           BK          66,000          870,722
       Woolworths Ltd                                                        FD         180,000          630,639
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,027,173
----------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
0.47   CHINA
       Beijing Datang Power Generation Ltd                                   EU         680,000    $     210,689



----------------------------------------------------------------------------------------------------------------
7.98   FRANCE
       Accor SA                                                              LH           2,500          525,014
       Alcatel Alsthom                                                       CM           5,250          584,803
       Cap Gemini SA                                                         CO           3,200          480,835
       Elf Aquitaine SA                                                      OG           3,600          416,556
       Pinault-Printemps-Redoute SA                                          RT           3,650          610,851
       TOTAL SA Series B Shrs                                                OG           2,145          247,426
       Vivendi                                                               SV           3,030          691,933
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,557,418
----------------------------------------------------------------------------------------------------------------
6.00   GERMANY
       Adidas-Salomon AG                                                     FT           3,650          427,545
       HypoVereinsbank AG                                                    BK           8,200          651,069
       Daimler-Benz AG                                                       AM           4,450          345,263
       Deutsche Telekom AG                                                   TL          16,300          444,062
       Mannesmann AG                                                         MY           8,167          803,780
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,671,719
----------------------------------------------------------------------------------------------------------------
0.57   GREECE
       Hellenic Telecommunication Organization SA                            TL          11,111          252,590
----------------------------------------------------------------------------------------------------------------
0.61   HUNGARY
       MOL Magyar Olaj-es Gazipari Rt Regulation S Sponsored GDR
        Representing Ord Shrs(h)                                             OG          12,000          271,200
----------------------------------------------------------------------------------------------------------------
0.49   INDIA
       Videsh Sanchar Nigam Ltd Regulation S GDR Representing 1/2 Ord Shr(h) TL          21,000          219,450
----------------------------------------------------------------------------------------------------------------
1.05   IRELAND
       Bank of Ireland PLC                                                   BK          25,400          469,411
----------------------------------------------------------------------------------------------------------------
0.64   ISRAEL
       Blue Square-Israel Ltd Sponsored ADR Representing Ord Shrs            RT          22,000          283,250
----------------------------------------------------------------------------------------------------------------
6.79   ITALY
       Autogrill SpA                                                         RS          61,000          464,691
       Istituto Mobiliare Italiano SpA(a)                                    BK          30,000          461,468
       Telecom Italia Mobile SpA                                             TC         148,200          860,750
       Telecom Italia SpA Savings Shrs                                       TN         106,000          534,448
       Unicredito Italiano SpA                                               BK         131,000          703,678
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,025,035
----------------------------------------------------------------------------------------------------------------
4.89   JAPAN
       Asahi Breweries Ltd                                                   BV           8,000          114,305
       Bank of Tokyo-Mitsubishi Ltd                                          BK             850            7,885
       Bridgestone Corp                                                      AP           7,000          154,080
       Canon Inc                                                             OE           7,000          132,455
       Fast Retailing Ltd                                                    RT          17,000          196,945
       Fujikura Ltd                                                          EE          17,000           78,778
       Fujitsu Ltd                                                           CO          11,000          117,051
       JUSCO Co Ltd                                                          RT          12,000          193,598
       Keyence Corp                                                          EL           1,200          120,278
       Kitagawa Industries Ltd                                               MG              50              305
       Nichiei Co Ltd                                                        CF           2,300          185,926
       Nintendo Co Ltd                                                       TY           1,500          126,920




----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
       Nomura Securities Ltd                                                 IV          14,000     $    105,724
       NTT Data                                                              CO              46          194,611
       Rohm Co Ltd                                                           EL           2,000          176,779
       Sony Corp                                                             EL           1,700          107,955
       Toshiba Corp                                                          ES          35,000          164,293
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,177,888
----------------------------------------------------------------------------------------------------------------
0.74   MEXICO
       Cemex SA de CV Series B Shrs                                          BD          55,000          149,412
       Panamerican Beverages Class A                                         BV           9,000          182,250
----------------------------------------------------------------------------------------------------------------
                                                                                                         331,662
----------------------------------------------------------------------------------------------------------------
5.63   NETHERLANDS
       Equant NV(a)                                                          CO           6,840          296,396
       ING Groep NV                                                          IN          13,000          629,223
       Koninklijke Philips Electronics NV                                    EL           6,400          340,611
       TNT Post Group NV                                                     AF          29,100          779,033
       Wolters Kluwer NV                                                     PB           2,400          465,171
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,510,434
----------------------------------------------------------------------------------------------------------------
1.15   NEW ZEALAND
       Telecom Corp of New Zealand Ltd                                       CM         125,000          512,856
----------------------------------------------------------------------------------------------------------------
3.05   SPAIN
       Argentaria Bancaria de Espana SA Registered Shrs                      BK          28,600          621,166
       Banco Bilbao Vizcaya SA Registered Shrs                               BK          10,000          134,637
       Banco Popular Espanol SA                                              BK           2,500          154,124
       Telefonica SA                                                         TN          10,000          450,680
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,360,607
----------------------------------------------------------------------------------------------------------------
2.58   SWEDEN
       Telefonaktiebolaget LM Ericsson Series B Shrs                         CM          26,100          587,635
       Nordbanken Holding AB                                                 BK          93,900          562,168
----------------------------------------------------------------------------------------------------------------
                                                                                                       1,149,803
----------------------------------------------------------------------------------------------------------------
9.32   SWITZERLAND
       Adecco SA Bearer Shrs                                                 SV           1,500          598,139
       Nestle SA Registered Shrs                                             FD             450          957,023
       Novartis AG Registered Shrs                                           HD             500          900,901
       Roche Holdings AG Non-Voting Shrs                                     HD              50          583,370
       Swiss Re Group Registered Shrs                                        IN             315          701,551
       Swisscom AG Registered Shrs(a)                                        TN             810          274,546
       UBS AG Registered Shrs                                                BK             500          137,166
----------------------------------------------------------------------------------------------------------------
                                                                                                       4,152,696

----------------------------------------------------------------------------------------------------------------
18.73  UNITED KINGDOM
       BTP PLC                                                               CH          28,000          185,222
       Barclays PLC                                                          BK           8,480          182,773
       British Petroleum PLC                                                 OG          36,799          540,471
       British Telecommunications PLC                                        TN          25,680          332,009
       CGU PLC                                                               IN          23,700          375,670
       Compass Group PLC                                                     SV          25,440          257,756
       EMAP PLC                                                              PB          11,600          198,151
       Hays PLC                                                              SV          33,290          490,885
       Kingfisher PLC                                                        RT          20,080          176,379
       Legal & General Group PLC                                             FN          41,200          488,503



----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
       Lloyds TSB Group PLC                                                  BK          84,800    $   1,047,357
       Marks & Spencer PLC                                                   RT          42,960          318,357
       Reuters Group PLC                                                     SV          34,120          351,416
       Schroders PLC                                                         BK          28,600          543,624
       Scottish Power PLC                                                    EU          41,480          408,463
       SmithKline Beecham PLC                                                HD         108,400        1,356,085
       Vodafone Group PLC                                                    TC          52,600          704,714
       Zeneca Group PLC                                                      HD          10,200          391,860
----------------------------------------------------------------------------------------------------------------
                                                                                                       8,349,695
----------------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS (Cost $29,187,551)                                                         33,533,576
----------------------------------------------------------------------------------------------------------------
2.48   PREFERRED STOCKS
1.32   BRAZIL
       Cia Energetica de Minas Gerais Sponsored ADR Representing 1,000
        Non-Voting Pfd Shrs                                                  EU           3,671           71,397
       Petroleo Brasileiro SA Sponsored ADR Representing 100 Pfd Shrs        OG          17,000          213,770
       Telecom Brasileiras SA Sponsored ADR Representing 1,000 Pfd Shrs      TN           4,000          303,750
----------------------------------------------------------------------------------------------------------------
                                                                                                         588,917
----------------------------------------------------------------------------------------------------------------
1.16   GERMANY
       SAP AG, Non-Voting Pfd                                                CO           1,060          516,496
----------------------------------------------------------------------------------------------------------------
       TOTAL PREFERRED STOCKS (Cost $877,594)                                                          1,105,413
----------------------------------------------------------------------------------------------------------------
22.28  SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
22.28  UNITED STATES
       Repurchase Agreement with State Street dated 10/30/1998 due 11/2/1998 at 5.350%, repurchased at $9,935,428 (Collateralized by US Treasury
        Bonds due 5/15/2017 at 8.750%, value $10,107,282) (Cost $9,931,000)  RA    $  9,931,000        9,931,000



----------------------------------------------------------------------------------------------------------------
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $39,996,145)
       (Cost for Income Tax Purposes $40,229,000)                                                   $ 44,569,989
================================================================================================================

Pacific Basin Fund
93.56  COMMON STOCKS
25.44  AUSTRALIA
       AMP Ltd(a)(b)                                                         IN          85,000     $  1,006,760
       Australia & New Zealand Banking Group Ltd(e)                          BK         220,000        1,252,690
       Brambles Industries Ltd                                               SV          65,000        1,419,373
       Commonwealth Bank of Australia                                        BK          75,000          928,316
       Foster's Brewing Group Ltd                                            BV         330,000          807,061
       Lend Lease Ltd                                                        FN          38,000          834,682
       National Australia Bank Ltd                                           BK         100,000        1,319,276
       News Corp Ltd                                                         PB             864            5,877
       Rio Tinto Ltd                                                         GP          70,000          871,960
       TABCORP Holdings Ltd                                                  GM         130,000          861,089
       Telstra Corp Ltd Installment Receipts                                 TN         480,000        1,896,770
----------------------------------------------------------------------------------------------------------------
                                                                                                      11,203,854
----------------------------------------------------------------------------------------------------------------
8.27   HONG KONG
       CLP Holdings Ltd                                                      EU         110,000          617,738
       Cheung Kong Holdings Ltd                                              RL         110,000          752,646
       COSCO Pacific Ltd                                                     SV         510,000          250,194




----------------------------------------------------------------------------------------------------------------
                                                                                 Shares, Units
                                                                        Industry  or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
       Hang Seng Bank Ltd                                                    BK          53,000     $    458,430
       Hong Kong Telecommunications Ltd                                      TL         270,000          540,279
       Hutchison Whampoa Ltd                                                 CG         110,000          788,149
       Tianjin Development Holdings Ltd                                      DB         350,000          232,701
----------------------------------------------------------------------------------------------------------------
                                                                                                       3,640,137
----------------------------------------------------------------------------------------------------------------
51.28  JAPAN
       Ajinomoto Co(c)                                                       FD          50,000          472,840
       Bank of Tokyo-Mitsubishi Ltd (c)                                      BK          42,500          394,255
       Bridgestone Corp(c)                                                   AP          50,000        1,100,575
       Credit Saison Ltd (c)                                                 FN          15,000          353,342
       Dai Nippon Printing Ltd(c)                                            PB          40,000          616,150
       Fujitsu Ltd(c)                                                        CO          60,000          638,462
       Hitachi Ltd(c)                                                        EL          70,000          356,217
       Jafco Co Ltd(c)                                                       CF          20,000          425,641
       JUSCO Co Ltd(c)                                                       RT          15,000          241,998
       Kao Corp(c)                                                           PL          30,000          607,569
       Kitagawa Industries Ltd(c)                                            MG          54,225          330,385
       Kyocera Corp(c)                                                       EL          12,000          530,336
       Mabuchi Motor Ltd(c)                                                  EE          10,000          652,193
       Matsushita Electric Industrial Ltd(c)                                 EL          44,000          646,048
       Mitsui Fudosan Ltd(c)                                                 RL          40,000          265,683
       NEC Corp(c)                                                           CO          50,000          370,291
       NKG Spark Plug Ltd(c)                                                 AP          70,000          651,763
       NTT Mobile Communication Network                                      TC              27          975,457
       Nintendo Co Ltd(c)                                                    TY          10,000          846,134
       Nippon COMSYS(c)                                                      EC          15,000          194,371
       Nippon Express Ltd(c)                                                 TK         100,000          562,087
       Nippon Telegraph & Telephone(c)                                       TL             100          782,631
       Nomura Securities Ltd(c)                                              IV          15,000          113,276
       Orix Corp(c)                                                          FN           5,000          358,277
       Rock Field Ltd(c)                                                     DB          16,000          302,068
       Sanix Inc(c)                                                          SV          18,000          355,273
       Sanwa Bank Ltd(c)                                                     BK          50,000          390,028
       Secom Co Ltd(c)                                                       EL          10,000          742,298
       Sekisui Chemical Ltd(c)                                               CH          75,000          408,693
       Seven-Eleven Japan Ltd(c)                                             RT          10,000          760,319
       Shin-Etsu Chemical Ltd (c)                                            CH          30,000          597,271
       Shiseido Co Ltd(c)                                                    PL          70,000          766,498
       Sony Corp(c)                                                          EL           5,000          317,515
       Taisho Pharmaceutical Ltd(c)                                          HD          30,000          803,227
       Takeda Chemical Industries Ltd(c)                                     HD          15,000          487,857
       Tokio Marine & Fire Insurance Ltd(c)                                  IN          30,000          341,114
       Tokyo Broadcasting System(c)                                          BR          30,000          281,902
       Tokyo Electron Ltd(c)                                                 ES          18,000          585,429





----------------------------------------------------------------------------------------------------------------
                                                                                  Shares, Units
                                                                        Industry   or Principal
%      Description                                                          Code         Amount           Value
----------------------------------------------------------------------------------------------------------------
       Toshiba Corp(c)                                                       ES         200,000     $    938,814
       Toyota Motor(c)                                                       AM          50,000        1,201,407
       Uny Co Ltd(c)                                                         RT          15,000          244,572
       Yamanouchi Pharmaceutical Ltd(c)                                      HD          20,000          573,243
----------------------------------------------------------------------------------------------------------------
                                                                                                      22,583,509
----------------------------------------------------------------------------------------------------------------
1.40   MALAYSIA
       Malayan Banking Berhad(f)                                             BK         120,000          108,947
       Tanjong PLC(f)                                                        GM         220,000          158,053
       YTL Corp Berhad(f)                                                    CG         550,000          349,539
----------------------------------------------------------------------------------------------------------------
                                                                                                         616,539
----------------------------------------------------------------------------------------------------------------
0.90   NEW ZEALAND
       Fletcher Challenge Building                                           BD         246,016          325,602
       Telecom Corp of New Zealand Ltd Installment Receipts                  TL          37,000           72,083
----------------------------------------------------------------------------------------------------------------
                                                                                                         397,685
----------------------------------------------------------------------------------------------------------------
5.16   SINGAPORE
       City Developments Ltd(c)                                              RL         150,000          543,512
       DBS Land Ltd                                                          RL         200,000          226,003
       Development Bank of Singapore Ltd Foreign Shrs(c)                     BK         117,000          732,912
       Singapore Press Holdings Ltd                                          PB          13,500          116,901
       Singapore Technologies Engineering Ltd                                EC         400,000          393,048
       Singapore Telecommunications Ltd                                      TL         150,000          258,859
----------------------------------------------------------------------------------------------------------------
                                                                                                       2,271,235
----------------------------------------------------------------------------------------------------------------
1.11   UNITED KINGDOM
       HSBC Holdings PLC(e)                                                  BK          21,316          488,457
----------------------------------------------------------------------------------------------------------------
       TOTAL COMMON STOCKS (Cost $44,687,525)                                                         41,201,416
----------------------------------------------------------------------------------------------------------------
6.44   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
6.44   UNITED STATES
       Repurchase Agreement with State Street dated 10/30/1998 due 11/2/1998 at
        5.350%, repurchased at $2,835,263 (Collateralized by US Treasury Bonds
        due 11/15/2015 at 9.875%, value $2,890,600) (Cost $2,834,000)        RA      $2,834,000        2,834,000
----------------------------------------------------------------------------------------------------------------
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $47,521,525)
       (Cost for Income Tax Purposes $48,374,109)                                                   $ 44,035,416
================================================================================================================

(a)Security is non-income producing.
(b)Securities acquired pursuant to rule 144A. The Fund deems such securities to be "liquid" since an institutional market exists.
(c)Security has been designated as collateral for forward foreign currency contracts.
(d)Also represents cost for income tax purposes.
(e)Security has been designated as collateral for installment receipts.
(f)Security has been deemed illiquid.

(g)Security is linked to a barometer index of the Korean stock market. The KOSPI 200 is an unmanaged index indicative of the overall Korean stock market.
(h)The following are restricted securities at October 31, 1998:

--------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Value as
                                                                                   Acquisition    Acquisition        % of
Description                                                                           Date(s)        Cost       Net Assets
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
Al-Ahram Beverages SAE Regulation S GDR Representing 1/2 Ord Shr                2/23/98 - 5/28/98      $19,530      1.41%
BIG Bank Gdanski SA Regulation S GDR Representing 15 Ord Shrs                   9/22/98 - 10/6/98        4,630      0.54
Kredyt Bank SA Regulation S Sponsored GDR Representing 5 Ord Shrs               8/21/98 - 9/7/98         7,660      0.75
Misr International Bank Regulation S GDR Representing 1/2 Ord Shr               7/16/98 - 7/21/98       20,250      1.43
MOL Magyar Olaj-es Gazipari Rt Regulation S Sponsored GDR
   Representing Ord Shrs                                                        2/20/98 - 7/21/98       30,416      2.01
Paints & Chemical Industries SAE Regulation S GDR Representing 1/3 Ord Shr       3/3/98 - 3/31/98       13,971      0.93
Samsung Electronics Regulation S Sponsored GDR Representing 1/2 Ord Shr         10/16/98                15,000      1.52
Suez Cement Regulation S Sponsored GDR Representing Ord Shrs                     7/14/98                18,600      1.24
Videsh Sanchar Nigam Ltd Regulation S GDR Representing 1/2 Ord Shr              2/20/98 - 7/17/98       26,106      1.86
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11.69%
==========================================================================================================================
International Growth Fund
MOL Magyar Olaj-es Gazipari Rt Regulation S Sponsored GDR
   Representing Ord Shrs                                                        2/27/98-3/5/98       $333,447       0.5%
Videsh Sanchar Nigam Ltd Regulation S Sponsored GDR Representing 1/2 Ord Shr    3/24/97-8/8/97        349,125       0.48
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1.07%
==========================================================================================================================

Forward Foreign Currency Contracts
Open at October 31, 1998:

--------------------------------------------------------------------------------------------------------------------------
                                                                           Currency            Currency        Unrealized
Currency/Value Date                                                      Units Sold          Value (US$)             Loss
--------------------------------------------------------------------------------------------------------------------------
Pacific Basin Fund
Japanese Yen 12/18/1998                                                    1,581,600,000    $ 10,329,002     $  (1,670,998)
Singapore Dollar 3/9/1999                                                      1,000,000         524,134           (47,621)
--------------------------------------------------------------------------------------------------------------------------
                                                                                            $ 10,853,136     $  (1,718,619)
==========================================================================================================================


Summary of Investments by Industry
-------------------------------------------------------------------------------------------------------------------------
                                                                                              % of
                                                                            Industry     Investment
Industry                                                                        Code     Securities                 Value
-------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
Aluminum                                                                          AL         1.33%             $   14,656
Automobiles                                                                       AM         1.20                  13,200
Banks                                                                             BK         8.54                  94,269
Beverages                                                                         BV         6.27                  69,149
Building Materials                                                                BD         2.80                  30,850
Chemicals                                                                         CH         3.60                  39,777
Conglomerates                                                                     CG         1.34                  14,825
Electric Utilities                                                                EU         7.61                  83,928
Electrical Equipment                                                              EE         1.62                  17,880
Engineering & Construction                                                        EC         1.03                  11,361
Financial                                                                         FN         4.53                  49,930
Gold & Precious Metals Mining                                                     GP         1.37                  15,152
Homebuilding                                                                      HB         0.36                   4,022
Insurance                                                                         IN         1.75                  19,320
Investment Companies                                                              IC         3.26                  36,000
Iron & Steel                                                                      IS         1.39                  15,300
Machinery                                                                         MY         1.17                  12,882
Oil & Gas Related                                                                 OG         4.88                  53,796
Repurchase Agreements                                                             RA        18.94                 209,000
Retail                                                                            RT         3.27                  36,074
Structured Call Warrants                                                          SV         2.74                  30,242
Telecommunications-- Long Distance                                                TL         5.29                  58,403
Telephone                                                                         TN        13.73                 151,495
Tobacco                                                                           TO         0.75                   8,309
Utilities Water                                                                   UW         1.23                  13,572
-------------------------------------------------------------------------------------------------------------------------
                                                                                           100.00%             $1,103,392
=========================================================================================================================
European Fund
Air Freight                                                                       AF         3.65%            $23,969,469
Automobiles                                                                       AM         1.83              12,010,929
Banks                                                                             BK        15.12              99,159,056
Communications-- Equipment & Manufacturing                                        CM         2.72              17,831,095
Computer Related                                                                  CO         9.37              61,467,770
Electric Utilities                                                                EU         1.19               7,822,524
Entertainment                                                                     ET         1.91              12,527,426
Financial                                                                         FN         1.01               6,616,405
Foods                                                                             FD         1.92              12,606,844
Health Care Drugs-- Pharmaceuticals                                               HD         8.31              54,498,179
Health Care Related                                                               HC         2.09              13,705,516
Insurance                                                                         IN         7.13              46,754,744
Investment Bank/Broker Firm                                                       IV         1.14               7,479,622
Machinery                                                                         MY         5.36              35,171,757
Manufacturing                                                                     MG         1.29               8,474,672
Oil & Gas Related                                                                 OG         1.58              10,355,153
Repurchase Agreement                                                              RA         5.76              37,827,000
Restaurants                                                                       RS         3.58              23,513,771
Retail                                                                            RT         5.32              34,875,601
Services                                                                          SV         2.65              17,395,790
Telecommunications-- Cellular & Wireless                                          TC         8.85              58,076,537
Telecommunications-- Long Distance                                                TL         3.53              23,183,015




                                                                                              % of
                                                                            Industry     Investment
Industry                                                                        Code     Securities                 Value
-------------------------------------------------------------------------------------------------------------------------
Telephone                                                                         TN         4.69%           $  30,804,470
--------------------------------------------------------------------------------------------------------------------------
                                                                                           100.00%           $ 656,127,345
==========================================================================================================================
International Blue Chip Fund
Airlines                                                                          AR         0.76%           $      75,625
Automobiles                                                                       AM         1.27                  126,041
Banks                                                                             BK         5.75                  570,360
Beverages                                                                         BV         1.48                  147,168
Chemicals                                                                         CH         1.66                  165,016
Electric Utilities                                                                EU         2.17                  215,155
Electrical Equipment                                                              EE         1.19                  118,450
Electronics                                                                       EL         0.89                   88,389
Foods                                                                             FD         2.17                  215,333
Gold & Precious Metals Mining                                                     GP         0.75                   74,739
Health Care Drugs-- Pharmaceuticals                                               HD         4.42                  438,597
Household Furniture & Appliances                                                  HF         0.83                   82,312
Insurance                                                                         IN         1.30                  129,478
Manufacturing                                                                     MG         0.55                   54,221
Office Equipment & Supplies                                                       OE         0.58                   57,750
Oil & Gas Related                                                                 OG         3.85                  381,702
Photography & Imaging                                                             PI         0.74                   73,286
Publishing                                                                        PB         0.69                   68,017
Repurchase Agreements                                                             RA        64.55                6,406,000
Retail                                                                            RT         0.75                   74,105
Telecommunications-- Cellular & Wireless                                          TC         0.59                   58,080
Telephone                                                                         TN         2.21                  219,938
Toys                                                                              TY         0.85                   84,613
--------------------------------------------------------------------------------------------------------------------------
                                                                                             100.00%        $    9,924,375
==========================================================================================================================
International Growth Fund
Air Freight                                                                       AF          1.75%            $   779,033
Auto Parts                                                                        AP          0.35                 154,080
Automobiles                                                                       AM          0.77                 345,263
Banks                                                                             BK         14.69               6,547,248
Beverages                                                                         BV          1.84                 822,367
Building Materials                                                                BD          0.34                 149,412
Chemicals                                                                         CH          0.42                 185,222
Communications-- Equipment & Manufacturing                                        CM          3.78               1,685,294
Computer Related                                                                  CO          3.60               1,605,389
Consumer Finance                                                                  CF          0.42                 185,926
Electric Utilities                                                                EU          1.55                 690,549
Electrical Equipment                                                              EE          0.18                  78,778
Electronics                                                                       EL          1.67                 745,623
Electronics-- Semiconductor                                                       ES          0.37                 164,293
Financial                                                                         FN          1.10                 488,503
Foods                                                                             FD          3.56               1,587,662
Footwear                                                                          FT          0.96                 427,545
Health Care Drugs-- Pharmaceuticals                                               HD          7.25               3,232,216
Insurance                                                                         IN          3.83               1,706,444
Investment Bank/Broker Firm                                                       IV          0.24                 105,724
Lodging-- Hotels                                                                  LH          1.18                 525,014
Machinery                                                                         MY          1.80                 803,780
Manufacturing                                                                     MG          0.00                     305



                                                                                             % of
                                                                            Industry    Investment
Industry                                                                        Code    Securities               Value
--------------------------------------------------------------------------------------------------------------------------
Office Equipment & Supplies                                                       OE          0.30%           $    132,455
Oil & Gas Related                                                                 OG          3.79               1,689,423
Publishing                                                                        PB          1.49                 663,322
Repurchase Agreements                                                             RA         22.28               9,931,000
Restaurants                                                                       RS          1.04                 464,691
Retail                                                                            RT          3.99               1,779,380
Services                                                                          SV          5.36               2,390,129
Telecommunications-- Cellular & Wireless                                          TC          3.51               1,565,464
Telecommunications-- Long Distance                                                TL          2.06                 916,102
Telephone                                                                         TN          4.25               1,895,433
Toys                                                                              TY          0.28                 126,920
--------------------------------------------------------------------------------------------------------------------------
                                                                                            100.00%           $ 44,569,989
==========================================================================================================================

Pacific Basin Fund
Auto Parts                                                                        AP          3.98%           $  1,752,338
Automobiles                                                                       AM          2.73               1,201,407
Banks                                                                             BK         13.80               6,073,311
Beverages                                                                         BV          1.83                 807,061
Broadcasting                                                                      BR          0.64                 281,902
Building Materials                                                                BD          0.74                 325,602
Chemicals                                                                         CH          2.28               1,005,964
Computer Related                                                                  CO          2.29               1,008,753
Conglomerates                                                                     CG          2.58               1,137,688
Consumer Finance                                                                  CF          0.97                 425,641
Distribution                                                                      DB          1.21                 534,769
Electric Utilities                                                                EU          1.40                 617,738
Electrical Equipment                                                              EE          1.48                 652,193
Electronics                                                                       EL          5.89               2,592,414
Electronics-- Semiconductor                                                       ES          3.46               1,524,243
Engineering & Construction                                                        EC          1.33                 587,419
Financial                                                                         FN          3.51               1,546,301
Foods                                                                             FD          1.07                 472,840
Gaming                                                                            GM          2.31               1,019,142
Gold & Precious Metals Mining                                                     GP          1.98                 871,960
Health Care Drugs-- Pharmaceuticals                                               HD          4.23               1,864,327
Insurance                                                                         IN          3.06               1,347,874
Investment Bank/Broker Firm                                                       IV          0.26                 113,276
Manufacturing                                                                     MG          0.75                 330,385
Personal Care                                                                     PL          3.12               1,374,067
Publishing                                                                        PB          1.68                 738,928
Real Estate Related                                                               RL          4.06               1,787,844
Repurchase Agreements                                                             RA          6.44               2,834,000
Retail                                                                            RT          2.83               1,246,889
Services                                                                          SV          4.60               2,024,840
Telecommunications-- Cellular & Wireless                                          TC          2.22                 975,457
Telecommunications-- Long Distance                                                TL          3.76               1,653,852
Telephone                                                                         TN          4.31               1,896,770
Toys                                                                              TY          1.92                 846,134
Truckers                                                                          TK          1.28                 562,087
--------------------------------------------------------------------------------------------------------------------------
                                                                                            100.00%            $44,035,416
==========================================================================================================================

See Notes to Financial Statements



Statement of Assets and Liabilities
October 31, 1998
                                                                   Emerging                          International
                                                                    Markets           European           Blue Chip
                                                                       Fund               Fund                Fund
------------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                               $     1,371,832     $   582,379,312    $     9,917,175
==================================================================================================================
   At Value(a)                                              $     1,103,392     $   656,127,345    $     9,924,375
Cash                                                                134,245                   0                  0
Foreign Currency (Cost $278, $19,982,344 and
   $0 respectively)                                                     278           5,688,854                  0
Receivables:
   Investment Securities Sold                                             0              56,378                  0
   Fund Shares Sold                                                     292          25,331,123          1,438,462
   Dividends and Interest                                             2,798             739,706              1,904
Prepaid Expenses and Other Assets                                    15,676             100,005                  0
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                      1,256,681         688,043,411         11,364,741
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                              0             156,923          1,566,105
   Distributions to Shareholders                                          0              79,107                  0
   Investment Securities Purchased                                   60,392           5,646,145          3,504,020
   Fund Shares Repurchased                                            2,661           9,834,713                  0
Depreciation on Forward Foreign Currency Contracts                        0                   0              7,155
Accrued Distribution Expenses                                           234             121,308                 59
Accrued Expenses and Other Payables                                  15,719              59,446                153
TOTAL LIABILITIES                                                    79,006          15,897,642          5,077,492
------------------------------------------------------------------------------------------------------------------
Net Assets at Value                                         $     1,177,675     $   672,145,769    $     6,287,249
==================================================================================================================

NET ASSETS
Paid-in Capital(b)                                          $     1,553,698     $   539,575,042    $     6,277,877
Accumulated Undistributed Net Investment Income                       4,945             169,684              2,172
Accumulated Undistributed Net Realized Gain (Loss) on
   Investment Securities and Foreign Currency Transactions         (112,449)         58,378,482                  0
Net Appreciation (Depreciation) of Investment Securities
   and Foreign Currency Transactions                               (268,519)         74,022,561              7,200
------------------------------------------------------------------------------------------------------------------
Net Assets at Value                                         $     1,177,675     $   672,145,769    $     6,287,249
==================================================================================================================

Shares Outstanding                                                  156,241          38,150,545            627,517
Net Asset Value, Offering and Redemption Price per Share    $          7.54     $         17.62    $         10.02
==================================================================================================================


(a)Investment securities at cost and value at October 31, 1998 include repurchase agreements of $209,000, $37,827,000 and $6,406,000 for Emerging Markets, European and International Blue Chip Funds, respectively.
(b)The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements

Statement of Assets and Liabilities (Continued)
October 31, 1998
                                                                                  International            Pacific
                                                                                         Growth              Basin
                                                                                           Fund               Fund
------------------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
   At Cost(a)                                                                   $    39,996,145    $    47,521,525
==================================================================================================================
   At Value(a)                                                                  $    44,569,989    $    44,035,416
Cash                                                                                        186            171,434
Foreign Currency (Cost $0 and $257, respectively)                                             0                840
Receivables:
   Investment Securities Sold                                                           238,752              4,790
   Fund Shares Sold                                                                   2,339,512          3,154,509
   Dividends and Interest                                                                90,748             99,220
Prepaid Expenses and Other Assets                                                        24,754             48,854
------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         47,263,941         47,515,063
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Foreign Sub-Custodian (Cost $30,314 and $0, respectively)                             30,324                  0
   Investment Securities Purchased                                                      200,614            418,186
   Fund Shares Repurchased                                                              913,217            271,734
Depreciation on Forward Foreign Currency Contracts                                          153          1,718,619
Accrued Distribution Expenses                                                             7,833              8,929
Accrued Expenses and Other Payables                                                      20,967             29,155
------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                     1,173,108          2,446,623
------------------------------------------------------------------------------------------------------------------
Net Assets at Value                                                             $    46,090,833    $    45,068,440
==================================================================================================================

NET ASSETS
Paid-in Capital(b)                                                              $    35,567,919    $    70,490,092
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income                                                                 (7,811)           233,342
Accumulated Undistributed Net Realized Gain (Loss) on
   Investment Securities and Foreign Currency Transactions                            5,953,316        (20,458,031)
Net Appreciation (Depreciation) of Investment Securities
   and Foreign Currency Transactions                                                  4,577,409         (5,196,963)
------------------------------------------------------------------------------------------------------------------
Net Assets at Value                                                             $    46,090,833    $    45,068,440
==================================================================================================================

Shares Outstanding                                                                    3,478,622          6,733,646
Net Asset Value, Offering and Redemption Price per Share                        $         13.25    $          6.69
==================================================================================================================


(a)Investment securities at cost and value at October 31, 1998 include repurchase agreements of $9,931,000 and $2,834,000 for International Growth and Pacific Basin Funds, respectively.
(b)The Fund has 500 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund.

See Notes to Financial Statements


Statement of Operations

Period Ended October 31, 1998 (Note 1)

                                                                   Emerging                          International
                                                                    Markets            European          Blue Chip
                                                                       Fund                Fund               Fund
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                   $        11,183     $     8,167,932    $             0
Interest                                                              7,016           1,127,629              2,491
   Foreign Taxes Withheld                                              (547)         (1,060,803)                 0
------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                      17,652           8,234,758              2,491
------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                              6,025           3,802,357                176
Distribution Expenses                                                 1,506           1,240,942                 59
Transfer Agent Fees                                                   3,114           1,100,420                  0
Administrative Fees                                                   7,282              89,993                 84
Custodian Fees and Expenses                                          14,881             592,568                  0
Directors' Fees and Expenses                                              0              28,786                  0
Professional Fees and Expenses                                       22,514              46,160                  0
Registration Fees and Expenses                                       38,217             112,437                  0
Reports to Shareholders                                                 154              87,108                  0
Other Expenses                                                          671              87,971                  0
------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                    94,364           7,188,742                319
   Fees and Expenses Absorbed by Investment Adviser                 (75,968)                  0                  0
   Fees and Expenses Paid Indirectly                                 (6,291)           (217,949)                 0
------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                                      12,105           6,970,793                319
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 5,547           1,263,965              2,172
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENT SECURITIES

Net Realized Gain (Loss) on:
   Investment Securities                                           (104,314)         58,345,864                  0
   Foreign Currency Transactions                                     (8,737)            327,985                  0
------------------------------------------------------------------------------------------------------------------
   Total Net Realized Gain (Loss)                                  (113,051)         58,673,849                  0
------------------------------------------------------------------------------------------------------------------
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                           (247,789)          1,599,499             14,355
   Foreign Currency Transactions                                    (20,730)         19,280,868             (7,155)
------------------------------------------------------------------------------------------------------------------
   Total Net Appreciation (Depreciation)                           (268,519)         20,880,367              7,200
------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                                   (381,570)         79,554,216              7,200
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations       $      (376,023)    $    80,818,181    $         9,372
==================================================================================================================


See Notes to Financial Statements


Statement of Operations

(Continued)
Year Ended October 31, 1998
                                                                                 International             Pacific
                                                                                        Growth               Basin
                                                                                          Fund                Fund
------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME INCOME
Dividends                                                                       $       838,539    $       910,732
Interest                                                                                202,778            258,341
   Foreign Taxes Withheld                                                               (97,006)           (68,440)
------------------------------------------------------------------------------------------------------------------
   TOTAL INCOME                                                                         944,311          1,100,633
------------------------------------------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                                                512,097            368,580
Distribution Expenses                                                                   112,705            100,442
Transfer Agent Fees                                                                     351,924            499,564
Administrative Fees                                                                      17,681             17,399
Custodian Fees and Expenses                                                              87,303             74,353
Directors' Fees and Expenses                                                             12,339             12,272
Professional Fees and Expenses                                                           26,898             26,856
Registration Fees and Expenses                                                           72,503            107,708
Reports to Shareholders                                                                  35,715             39,446
Other Expenses                                                                           11,158              6,796
------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                                     1,240,323          1,253,416
   Fees and Expenses Absorbed by Investment Adviser                                    (192,883)          (236,517)
   Fees and Expenses Paid Indirectly                                                    (32,788)           (37,359)
------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                                                       1,014,652            979,540
------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                                            (70,341)           121,093
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
   Investment Securities                                                             10,454,552        (12,976,634)
   Foreign Currency Transactions                                                     (4,079,892)        (6,941,635)
------------------------------------------------------------------------------------------------------------------
   Total Net Realized Gain (Loss)                                                     6,374,660        (19,918,269)
------------------------------------------------------------------------------------------------------------------
Change in Net Appreciation (Depreciation) of:
   Investment Securities                                                             (7,555,097)         4,158,665
   Foreign Currency Transactions                                                      3,231,078          3,045,780
------------------------------------------------------------------------------------------------------------------
   Total Net Appreciation (Depreciation)                                             (4,324,019)         7,204,445
------------------------------------------------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY TRANSACTIONS                                                      2,050,641        (12,713,824)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations                           $     1,980,300    $   (12,592,731)
==================================================================================================================


See Notes to Financial Statements


Statement of Changes in Net Assets
                                                                 Emerging                     European
                                                               Markets Fund                     Fund
                                                               Period Ended          Year Ended         Year Ended
                                                                 October 31          October 31         October 31
------------------------------------------------------------------------------------------------------------------
                                                                       1998               1998                1997
                                                                    (Note 1)
OPERATIONS
Net Investment Income                                       $         5,547     $     1,263,965    $     1,190,402
Net Realized Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                               (113,051)         58,673,849         60,622,016
Change in Net Appreciation (Depreciation) of Investment
   Securities and Foreign Currency Transactions                    (268,519)         20,880,367          1,427,595
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
   ASSETS FROM OPERATIONS                                          (376,023)         80,818,181         63,240,013
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                     0          (1,807,826)        (1,288,400)
In Excess of Net Investment Income                                        0             (16,166)                 0
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                          0         (58,987,304)       (20,402,793)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                       0         (60,811,296)       (21,691,193)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                     1,642,362       2,657,190,380      1,120,633,773
Reinvestment of Distributions                                             0          56,473,483         20,975,036
------------------------------------------------------------------------------------------------------------------
                                                                  1,642,362       2,713,663,863      1,141,608,809
Amounts Paid for Repurchases of Shares                             (338,664)     (2,386,344,289)    (1,158,926,547)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                                   1,303,698         327,319,574        (17,317,738)
------------------------------------------------------------------------------------------------------------------
Total Increase in Net Assets                                        927,675         347,326,459         24,231,082
NET ASSETS
Initial Subscription (Note 1)                                       250,000                   0                  0
Beginning of Period                                                       0         324,819,310        300,588,228
------------------------------------------------------------------------------------------------------------------
End of Period                                               $     1,177,675     $   672,145,769    $   324,819,310
==================================================================================================================

Accumulated Undistributed Net Investment Income
   Included in Net Assets at End of Period                  $         4,945     $       169,684    $       543,861
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Initial Subscription (Note 1)                                        25,000                   0                  0
Shares Sold                                                         171,213         144,625,579         66,508,158
Shares Issued from Reinvestment of Distributions                          0           3,870,367          1,370,609
------------------------------------------------------------------------------------------------------------------
                                                                    196,213         148,495,946         67,878,767
Shares Repurchased                                                  (39,972)       (129,075,181)       (68,118,819)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares                              156,241          19,420,765           (240,052)
==================================================================================================================
See Notes to Financial Statements


Statement of Changes in Net Assets
(Continued)
                                                               International                 International
                                                              Blue Chip Fund                  Growth Fund

                                                               Period Ended          Year Ended         Year Ended
                                                                 October 31          October 31         October 31
------------------------------------------------------------------------------------------------------------------
                                                                       1998                1998               1997
                                                                   (Note 1)
OPERATIONS
Net Investment Income (Loss)                                $         2,172     $       (70,341)   $       260,567
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                      0           6,374,660          7,485,092
Change in Net Appreciation of Investment
   Securities and Foreign Currency Transactions                       7,200          (4,324,019)          (891,853)
------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                                             9,372           1,980,300          6,853,806
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                     0            (605,350)          (392,350)
In Excess of Net Investment Income                                        0             (76,517)            (2,889)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                          0          (6,800,237)        (4,053,525)
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                       0          (7,482,104)        (4,448,764)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                     6,281,511         418,257,587        471,306,125
Reinvestment of Distributions                                             0           7,276,633          4,405,427
------------------------------------------------------------------------------------------------------------------
                                                                  6,281,511         425,534,220        475,711,552
Amounts Paid for Repurchases of Shares                               (3,634)       (458,720,838)      (487,923,735)
------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS                                   6,277,877         (33,186,618)       (12,212,183)
------------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets                           6,287,249         (38,688,422)        (9,807,141)
NET ASSETS
Beginning of Period                                                       0          84,779,255         94,586,396
------------------------------------------------------------------------------------------------------------------
End of Period                                               $     6,287,249     $    46,090,833    $    84,779,255
==================================================================================================================
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income (Loss) Included in Net Assets at
   End of Period                                            $         2,172     $        (7,811)   $       675,691
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                                         627,880          28,328,985         27,110,962
Shares Issued from Reinvestment of Distributions                          0             552,515            272,241
------------------------------------------------------------------------------------------------------------------
                                                                    627,880          28,881,500         27,383,203
Shares Repurchased                                                     (363)        (30,552,325)       (27,828,343)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares                              627,517          (1,670,825)          (445,140)
==================================================================================================================

See Notes to Financial Statements

Statement of Changes in Net Assets
(Continued)
Year Ended October 31
                                                                                           Pacific Basin
                                                                                                Fund
------------------------------------------------------------------------------------------------------------------
                                                                                          1998               1997
OPERATIONS
Net Investment Income (Loss)                                                    $       121,093    $      (556,060)
Net Realized Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                                                (19,918,269)         2,050,539
Change in Net Appreciation (Depreciation) of Investment
   Securities and Foreign Currency Transactions                                       7,204,445        (20,975,739)
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET
   ASSETS FROM OPERATIONS                                                           (12,592,731)       (19,481,260)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                                                                  (645,743)                 0
In Excess of Net Investment Income                                                      (21,009)           (52,110)
Net Realized Gain on Investment Securities and
   Foreign Currency Transactions                                                              0         (8,942,331)
In Excess of Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                                                 (1,134,104)                 0
------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                  (1,800,856)        (8,994,441)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                                                       396,569,871        602,143,991
Reinvestment of Distributions                                                         1,722,714          8,700,080
------------------------------------------------------------------------------------------------------------------
                                                                                    398,292,585        610,844,071
Amounts Paid for Repurchases of Shares                                             (402,773,585)      (668,295,262)
------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                                           (4,481,000)       (57,451,191)
------------------------------------------------------------------------------------------------------------------
Total Decrease in Net Assets                                                        (18,874,587)       (85,926,892)
NET ASSETS
Beginning of Period                                                                  63,943,027        149,869,919
------------------------------------------------------------------------------------------------------------------
End of Period                                                                   $    45,068,440    $    63,943,027
==================================================================================================================
Accumulated Undistributed (Distributions in Excess of)
   Net Investment Income Included in Net Assets at End
   of Period                                                                    $       233,342    $       523,439
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
Shares Sold                                                                          52,503,576         46,222,901
Shares Issued from Reinvestment of Distributions                                        208,312            657,603
------------------------------------------------------------------------------------------------------------------
                                                                                     52,711,888         46,880,504
Shares Repurchased                                                                  (52,543,507)       (50,934,920)
------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Fund Shares                                                  168,381         (4,054,416)
==================================================================================================================

See Notes to Financial Statements

Notes to Financial Statements

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO International Funds, Inc. (the "Fund") is incorporated in Maryland and presently consists of five separate Funds: Emerging Markets Fund, European Fund, International Blue Chip Fund, International Growth Fund and Pacific Basin Fund. The investment objectives are: to seek capital appreciation through investments in designated geographical sectors for Emerging Markets, European and Pacific Basin Funds, to seek a high total return through capital appreciation and current income by investing in foreign companies for International Blue Chip Fund, and to seek a high total return through investments in designated geographical sectors for International Growth Fund. Emerging Markets and International Blue Chip Funds commenced investment operations on February 12, 1998 and October 28, 1998, respectively. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
        Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
        Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
        If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
        Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
        Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C. STRUCTURED CALL WARRANTS -- The Fund invests in foreign stock market-linked structured call warrants (the "Warrants") which link the market value to a foreign stock market index. The Warrants are valued at their bid price as determined by a pricing service approved by the Fund's board of directors and reflects a 1.5% early exercise transaction fee. The Warrants are guaranteed by the issuer who has agreed to accept an early exercise notice on any business day prior to final expiration in a quantity sufficient to liquidate the position. The Warrants are marked-to-market daily and the related appreciation or depreciation is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon expiration or exercising of the Warrants will be presented in the Statement of Operations.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.
        The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.
        The Fund's use of forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
        On September 1, 1998, the Malaysian government introduced capital controls and imposed a fixed exchange rate for the Malaysian ringgit. The controls require that all Malaysian securities and currency be repatriated to Malaysia and impose significant restrictions on the movement of Malaysian securities and currency out of the country. These actions may pose significant liquidity issues and risks and may significantly affect the valuation of Malaysian securities and currency held by the Fund. The price of Malaysian securities have been discounted.
        Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

E. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1998, Emerging Markets and Pacific Basin Funds had $107,975 and $21,276,447, respectively, in net capital loss carryovers which expire in the year 2006.

        To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.
        Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

     For the period ended October 31, 1998, the effects of such differences were as follows:

                                                                                      Accumulated
                                                                  Accumulated       Undistributed
                                                                Undistributed        Net Realized
                                                                          Net             Gain on
                                                                   Investment           Investment       Paid-In
     Fund                                                              Income           Securities       Capital
----------------------------------------------------------------------------------------------------------------
     Emerging Markets Fund                                 $             (602)     $          602      $       0
     European Fund                                                    185,850            (191,949)         6,099
     International Blue Chip Fund                                           0                   0              0
     International Growth Fund                                         68,706             (41,842)       (26,864)
     Pacific Basin Fund                                               255,562            (262,212)         6,650

     Net investment income, net realized gains and net assets were not affected.

G. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.
        At October 31, 1998, the Fund had outstanding forward foreign currency contracts. Unrealized gain or loss on forward foreign currency contracts is calculated daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.
        Forward foreign currency contracts held by the Fund are fully collateralized by other securities which are notated in the Statment of Investment Securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the forward foreign currency contract.

H. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund.

        Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on an annual rate of each Fund's average net assets as follows:

                                                       AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------
                                                                    $500
                                      $0 to    $0 to    $350 to  Million     Over   Over
                                       $350      $500      $700    to $1     $700     $1
Fund                                Million   Million   Million  Billion  Million Billion
-----------------------------------------------------------------------------------------
Emerging Markets Fund                    --     1.00%        --    0.85%       --  0.75%
European Fund                         0.75%        --     0.65%       --    0.55%     --
International Growth Fund                --     1.00%        --    0.75%       --  0.65%
Pacific Basin Fund                    0.75%        --     0.65%       --    0.55%     --

     The fee for International Blue Chip Fund is based on the annual rate of 0.75% of average net assets.
     In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management Limited ("IAM"), an affiliate of IFG, investment decisions of European, Emerging Markets, International Growth and Pacific Basin Funds are made by IAM. A separate Sub-Advisory Agreement between IFG and INVESCO Global Asset Management (N.A.) ("IGAM"), an affiliate of IFG, provides that investment decisions of International Blue Chip Fund are made by IGAM. Fees for such sub-advisory services are paid by IFG.
     A plan of distribution pursuant to Rule 12b-1 of the Act (the "Plan") was adopted November 1, 1997 for European and International Growth Funds and December 1, 1997 for Pacific Basin Fund. The Plan provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the year ended October 31, 1998, Emerging Markets, European, International Blue Chip, International Growth and Pacific Basin Funds paid the Distributor $1,272, $1,119,634, $0, $104,872 and $91,513,
respectively, under the plan of distribution.
     IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.
     In accordance with an Administrative Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
     IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by European, International Growth and Pacific Basin Funds. IFG and IAM have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Emerging Markets Fund. IFG and IGAM have voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by International Blue Chip Fund.
     A 1% redemption fee is retained by Emerging Markets Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital. Total redemption fees received by Emerging Markets Fund for the period ended October 31, 1998 were $1,050.

     NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the period ended October 31, 1998, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Fund                                                  Purchases                   Sales
----------------------------------------------------------------------------------------
Emerging Markets Fund                        $       1,517,549         $        271,644
European Fund                                      757,823,343              515,261,597
International Blue Chip Fund                         3,511,175                        0
International Growth Fund                           47,660,246               88,714,515
Pacific Basin Fund                                  50,039,875               60,858,680

     There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At October 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                                                             Net
                                                         Gross                   Gross              Appreciation
Fund                                              Appreciation            Depreciation             (Depreciation)
----------------------------------------------------------------------------------------------------------------
Emerging Markets Fund                         $         18,587        $        292,401          $       (273,814)
European Fund                                      103,773,927              31,946,404                71,827,523
International Blue Chip Fund                            36,981                  29,781                     7,200
International Growth Fund                            5,797,779               1,456,790                 4,340,989
Pacific Basin Fund                                   1,995,715               6,334,408                (4,338,693)

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Fund's officers and directors are also officers and directors of IFG, IDI, IAM or IGAM.
     The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 40% of the retainer fee at the time of retirement. As of July 1, 1998, benefits are based on the annual rate of 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.
     The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of all of the INVESCO and Treasurer's Series Trust Funds.

     Pension expenses for the year ended October 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                     Unfunded
                                Pension               Accrued         Pension
Fund                           Expenses         Pension Costs       Liability
-----------------------------------------------------------------------------
European Fund               $     6,643        $       10,698      $   31,887
International Growth Fund         1,870                 5,416          13,250
Pacific Basin Fund                1,898                12,665          27,114

     Pension expenses, unfunded accrued pension costs and pension liabilities were insignificant for Emerging Markets and International Blue Chip Funds.

NOTE 6 -- LINE OF CREDIT. European, International Growth and Pacific Basin Funds have available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1998, there were no such borrowings.
          --------------------------------------------------------
Other Information

UNAUDITED

Year 2000 Computer Issue. Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments.

Report of Independent Accountants
To the Board of Directors and Shareholders of INVESCO International Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Emerging Markets Fund, INVESCO European Fund, INVESCO International Blue Chip Fund, INVESCO International Growth Fund and INVESCO Pacific Basin Fund (constituting INVESCO International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1998, the results of each of their operations for each of the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers
--------------------------
PricewaterhouseCoopers LLP

Denver, Colorado
December 9, 1998

Financial Highlights -- Emerging Markets Fund
(For a Fund Share Outstanding Throughout the Period)

                                                                    Period
                                                                     Ended
                                                                October 31
--------------------------------------------------------------------------
                                                                       1998(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                          $     10.00
--------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                 0.03
Net Loss on Securities (Both Realized and Unrealized)                (2.49)
--------------------------------------------------------------------------
Total from Investment Operations                                     (2.46)
--------------------------------------------------------------------------
Net Asset Value-- End of Period                                $      7.54
==========================================================================

TOTAL RETURN                                                        (24.60%)(b)

RATIOS
Net Assets-- End of Period ($000 Omitted)                      $     1,178
Ratio of Expenses to Average  Net Assets(c)(d)                        3.04%(e)
Ratio of Net Investment Income to Average  Net Assets(d)              0.91%(e)
Portfolio Turnover Rate                                                 42%(b)

(a)From February 12, 1998, commencement of investment operations, to October 31, 1998.
(b)Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.
(d)Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the period ended October 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 15.58% (annualized) and ratio of net investment loss to average net assets would have been (11.63%) (annualized).
(e)Annualized

Financial Highlights (Continued) -- European Fund

(For a Fund Share Outstanding Throughout Each Period)


                                                                Year Ended October 31
-----------------------------------------------------------------------------------------------------------
                                                  1998         1997         1996         1995          1994
PER SHARE DATA
Net Asset Value-- Beginning of Period      $     17.34   $    15.85   $    14.09   $    12.95   $     12.20
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.04         0.07         0.05         0.23          0.16
Net Gains on Securities
   (Both Realized and Unrealized)                 3.58         2.63         3.00         1.12          0.75
-----------------------------------------------------------------------------------------------------------
Total from Investment Operations                  3.62         2.70         3.05         1.35          0.91
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)           0.06         0.07         0.08         0.21          0.16
Distributions from Capital Gains                  3.28         1.14         1.21         0.00          0.00
-----------------------------------------------------------------------------------------------------------
Total Distributions                               3.34         1.21         1.29         0.21          0.16
-----------------------------------------------------------------------------------------------------------
Net Asset Value-- End of Period            $     17.62   $    17.34   $    15.85   $    14.09   $     12.95
===========================================================================================================
TOTAL RETURN                                    24.92%       18.07%       23.47%       10.42%         7.43%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                          $   672,146      $324,819   $ 300,588     $224,200    $ 349,842
Ratio of Expenses to Average  Net Assets         1.34%(b)      1.25%(b)    1.36%(b)     1.40%(b)     1.20%
Ratio of Net Investment Income
   to Average Net Assets                         0.24%         0.33%       0.37%        1.26%        1.28%
Portfolio Turnover Rate                           102%           90%         91%          96%          70%

(a)Distributions in excess of net investment income for the year ended October
   31, 1998, amounted to less that $0.01 on a per share basis.
(b)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

Financial Highlights (Continued) -- International Blue Chip Fund
(For a Fund Share Outstanding Throughout the Period)

                                                                    Period
                                                                     Ended
                                                                October 31
--------------------------------------------------------------------------
                                                                      1998(a)
PER SHARE DATA
Net Asset Value-- Beginning of Period                          $     10.00
--------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Gains on Securities (Both Realized and Unrealized)                0.02
--------------------------------------------------------------------------
Net Asset Value-- End of Period                                $     10.02
==========================================================================

TOTAL RETURN                                                          0.20%(b)

RATIOS
Net Assets-- End of Period ($000 Omitted)                      $     6,287
Ratio of Expenses to Average Net Assets(c)                            0.90%(d)
Ratio of Net Investment Income to Average Net Assets                  6.16%(d)
Portfolio Turnover Rate                                               0%(b)



(a)From October 28, 1998, commencement of investment operations, to October 31, 1998.
(b)Based on operations for the period shown and, accordingly, is not representative of a full year.
(c)Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(d)Annualized

Financial Highlights (Continued) -- International Growth
(For a Fund Share Outstanding Throughout Each Period)
                                                                Year Ended October 31
------------------------------------------------------------------------------------------------------------
                                                  1998(a)      1997         1996         1995           1994(b)
PER SHARE DATA
Net Asset Value-- Beginning of Period      $     16.46   $    16.91   $    15.78   $    17.29       $  15.75
------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                     (0.02)        0.06         0.07         0.08           0.04
Net Gains (Losses) on Securities
   (Both Realized and Unrealized)                (0.45)        0.37         1.77        (0.61)          1.57
------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (0.47)        0.43         1.84        (0.53)          1.61
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.25         0.08         0.15         0.09           0.07
In Excess of Net Investment Income(c)             0.00         0.00         0.00         0.03           0.00
Distributions from Capital Gains                  2.49         0.80         0.56         0.86           0.00
------------------------------------------------------------------------------------------------------------
Total Distributions                               2.74         0.88         0.71         0.98           0.07
------------------------------------------------------------------------------------------------------------
Net Asset Value-- End of Period            $     13.25   $    16.46   $    16.91   $    15.78       $  17.29
============================================================================================================
TOTAL RETURN                                    (2.75%)       2.65%       12.01%       (2.84%)        10.21%

RATIOS
Net Assets -- End of Period ($000 Omitted)  $    46,091  $   84,779      $94,586      $75,391       $ 161,884
Ratio of Expenses to Average Net Assets(d)        2.05%(e)    1.71%(e)     1.80%(e)     1.81%(e)        1.50%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(d)                      (0.14%)      0.26%        0.43%        0.41%           0.46%
Portfolio Turnover Rate                            102%         57%          64%          62%             87%

(a)The per share information was computed based on average shares.
(b)The per share information was computed based on weighted average shares.
(c)Distributions in excess of net investment income for the years ended October
   31, 1998, 1997 and 1996 aggregated less than $0.01 on a per share basis.
(d)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended October 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.43% and ratio of net investment loss to average net assets would have been (0.52%).
(e)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Advisor, if applicable, which is before any expense offset arrangements.

Financial Highlights (Continued) -- Pacific Basin Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                                    Year Ended October 31
--------------------------------------------------------------------------------------------------------------
                                                  1998         1997         1996         1995             1994
PER SHARE DATA
Net Asset Value-- Beginning of Period      $      9.74   $    14.11   $    13.83   $    17.07        $   15.11
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                      0.07        (0.09)       (0.02)        0.06             0.04
Net Gains (Losses) on Securities
   (Both Realized and Unrealized)                (2.80)       (3.45)        0.51        (1.45)            2.28
--------------------------------------------------------------------------------------------------------------
Total from Investment Operations                 (2.73)       (3.54)        0.49        (1.39)            2.32
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)           0.12         0.00         0.03         0.06             0.04
Distributions from Capital Gains                  0.00         0.83         0.18         1.79             0.32
In Excess of Capital Gains                        0.20         0.00         0.00         0.00             0.00
--------------------------------------------------------------------------------------------------------------
Total Distributions                               0.32         0.83         0.21         1.85             0.36
--------------------------------------------------------------------------------------------------------------
Net Asset Value-- End of Period            $      6.69   $     9.74   $    14.11   $    13.83        $   17.07
==============================================================================================================
TOTAL RETURN                                    (28.68%)     (26.65%)       3.55%       (8.31%)          15.63%

RATIOS
Net Assets -- End of Period
   ($000 Omitted)                          $    45,070   $    63,943   $ 149,870   $  154,374       $   352,888
Ratio of Expenses to Average  Net Assets(b)      2.07%(c)      1.72%(c)    1.60%(c)     1.52%(c)          1.24%
Ratio of Net Investment Income (Loss)
   to Average Net Assets(b)                       0.25%       (0.44%)     (0.04%)       0.37%             0.28%
Portfolio Turnover Rate                            114%          86%         70%          56%               70%

(a)Distributions in excess of net investment income for the years ended October
   31, 1998, 1997 and 1996 aggregated less than $0.01 on a per share basis.
(b)Various expenses of the Fund were voluntarily absorbed by IFG for the year ended October 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.56% and ratio of net investment loss to average net asstes would have been (0.24%).
(c)Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, if applicable, which is before any expense offset arrangements.

INVESCO Distributors, Inc.,(SM)
Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

1-800-525-8085
PAL(R): 1-800-424-8085
www.invesco.com

In Denver, visit one of our
convenient Investor Centers:
Cherry Creek,
155-B Fillmore Street
Denver Tech Center,
7800 East Union Avenue,
Lobby Level

This information must be preceded
or accompanied by a current prospectus.

Printed on recycled paper.

AINT                                 9910